As filed with Securities and Exchange Commission on April 20, 2023.
Registration Nos. 333-153109/811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO
POST-EFFECTIVE AMENDMENT NO. 19	☒
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 310	☒

METROPOLITAN LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Exact Name of Depositor)
200 PARK AVENUE,
NEW YORK, NEW YORK 10166
(Address of depositor’s principal executive offices) (zip code)
(212) 578-9500
(Depositor’s telephone Number, including area code)
Stephen W. Gauster
Executive Vice President
General Counsel
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10116
(Name and address of agent for service)

COPIES TO:
W. Thomas Conner, Esq.,
Carlton Fields,
1025 Thomas Jefferson Street, NW, Suite 400 West,
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: May 1, 2023

It Is Proposed That The Filing Will Become Effective: (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485 under the Securities Act.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2023
Preference Premier® Variable Annuity Contracts
(offered between December 12, 2008 and October 7, 2011)
B Class, B Plus Class, C Class, L Class, R Class Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This Prospectus describes individual Preference Premier® Contracts for deferred variable annuities (the "Deferred Annuities" or the “Contracts”) issued by Metropolitan Life Insurance Company ("Metropolitan Life", "MetLife", "we", "our", "us" or the "Company"). The following classes were offered by this prospectus: B Class, B Plus Class, C Class, L Class, R Class. The Contracts are no longer available for sale; however, MetLife will continue to accept additional payments for the Contracts issued except where subsequent purchase payments are currently restricted for certain optional benefits.
You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Interest Account and Divisions (Divisions may be referred to as “Investment Divisions” in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the portfolios described in Appendix A. As noted in Appendix A below, if your annuity was issued in connection with an employer plan, you should check with your Employer as to which Portfolios are available under your Contract.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing.
B Class, B Plus Class, C Class, L Class, R Class of the Contracts each have its own base contract charge (also referred to as a “Separate Account Charge”) and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for a B Plus Class Contract may be higher than similar Contracts without a bonus. Expenses of a class that includes a bonus feature (the Bonus Class) may be higher than expenses of a class of the Contract without the bonus, and the additional amount of the bonus may be more than offset by the additional fees and charges associated with the class, including Withdrawal Charges.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Interest Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.
The date of this Prospectus is May 1, 2023

IMPORTANT TERMS YOU SHOULD KNOW
Account Value or Account Balance — When You purchase a Contract, an account is set up for You. Your Account Value is the total amount in Your Contract including money in the Divisions of the Separate Account, the Fixed Interest Account and the Enhanced Dollar Cost Averaging Program.
Accumulation Unit Value — With a Contract, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the “Exchange”) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios. In addition to the investment performance of the Portfolio, the deduction of the Separate Account charge also affects a Division’s Accumulation Unit Value.
Administrative Office  —  Your Administrative Office varies based on the type of service request or transaction that you are making. The most recent correspondence or quarterly statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information.
Annuitant — The natural person whose life is the measure for determining the duration and the dollar amount of income payments.
Annuity Unit Value — With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary — The person or persons who receives a benefit, including continuing payments or a lump sum payment, in the event the Contract Owner or Annuitant, as applicable, dies.
Contract — A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your deferred variable annuity.
Contract Anniversary — An anniversary of the date we issue the Contract .
Contract Owner — The person or entity which has all rights including the right to direct who receives income payments.
Contract Year — The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.
Divisions — Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your Account Balance to a Division, the Division purchases shares of a Portfolio (with the same name).

Good Order — A request or transaction generally is considered in “ Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order . Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Division affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.
MetLife —  MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account — A Metropolitan Life Separate Account E (“Separate Account ”) is an investment account. All assets contributed to Divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.
Variable Annuity — An annuity with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
Withdrawal Charge — The Withdrawal Charge is the amount we deduct from your Account Value , if You withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.
You — In this Prospectus “You” is the Owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife)or, subject to our administrative procedures, a corporation or other legal entity we approve. “You” can also be a Beneficiary of a deceased person’s Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as Beneficiary . A Contract may have two Owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals
A Withdrawal Charge of up to 8% will be assessed if you make a withdrawal and the amount of the withdrawal is determined to include a withdrawal of any purchase payment paid less than 10 years before the date of withdrawal.
For example, if you purchase a B Plus Class for $100,000 and surrender your Contract during the first year, You will pay a
Withdrawal Charge of up to $8,000.
Charges – Withdrawal Charges
Transaction Charges
In addition to Withdrawal Charges, you also may be charged for other transactions such as transferring cash value among Divisions and between the Divisions and the Fixed Interest Account. Although
we do not currently charge a fee for transfers of cash value among
Divisions or between the Divisions and the Fixed Interest Account,
We reserve the right to impose a transfer fee of $25.
Charges – Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.18%(1)	1.83%(1)
	Investment options (Portfolio fees and expenses)	0.53%(2)	1.29%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%(3)	1.80%(4)
(1)
As a percentage of your total Account Balance in the Separate
Account. The Base Contract Fee includes 0.03% for the Annual
Contract Fee. The Annual Contract Fee is $30 annually. This
fee is waived if the Account Value is $50,000 or more.
Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account
Value. During the pay-out phase (annuitization phase), we
reserve the right to deduct this fee.
(2)
As a percentage of average daily net assets of the Portfolio.
(3)
As a percentage of your average Account Balance in the
Separate Account.
(4)
As a percentage of the Total Guaranteed Withdrawal Amount
(as defined later in this Prospectus).

	FEES AND EXPENSES		LOCATION IN PROSPECTUS

Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your
Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that Contract, which
could add Withdrawal Charges that substantially increase costs.
Fees
	Lowest Annual Cost:	Highest Annual Cost:
	$1,584	$3,962
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract classes and Portfolio
fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of Contract classes, optional
benefits and Portfolio fees
and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.		Principal Risks of Investing in the Contract
Not a Short- Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal Charges may apply for up to 10 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.
•The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
•Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
•Each investment option (including the Fixed Interest Account investment option) will have its own unique risks.
• You should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks
An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under the Fixed Interest
Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting
https://www.metlife.com/about-us/corporate-profile/ratings.
Principal Risks of Investing in the Contract
Risk of Contract Termination	Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.	Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
We reserve the right to limit the number of transfers per Contract
Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be
$25.00 for each transfer over twelve in a Contract Year.
We reserve the right to add, remove or substitute Portfolios.
The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we
determine if there is potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Charges – Transfer Fee
Optional Benefits
Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.
You are required to have a certain Contract value for some optional benefits. If withdrawals reduce Your Contract below this value, your optional benefits may be reduced or terminated.
Subsequent purchase payments are currently restricted for certain optional benefits.
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit. If your annuity was issued in
connection with an employer plan, you should check with your employer regarding the availability of riders.
Benefits Available Under the Contract

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
•There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
•Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Who Sells the Deferred Annuities
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing
Contract .
Transfers/Exchanges
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract, like all deferred variable annuity contracts, has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)
Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your purchase payments in:
•
Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•
a Fixed Interest Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its fund type, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.

2)
Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the standard death benefits and living benefits) terminate upon annuitization.
Contract Features
Contract classes. The Contract has several classes that have different ongoing fees and withdrawal charges that are based upon when purchase payments are made to your Contract. For example, this Contract offers B Class with a Withdrawal Charge applicable to each purchase payment made less than 8 years before the date of the withdrawal, B Plus Class with a Withdrawal Charge applicable to each purchase payment made less than 10 years before the date of the withdrawal and higher ongoing fees than B Class, C Class with no Withdrawal Charge and higher ongoing fees than either B Class, L Class or R Class, L Class with Withdrawal Charge applicable to each purchase payment made less than 4 years before the date of the withdrawal and lower ongoing fees than the B Plus and C Class, and the R Class with a Withdrawal Charge applicable to each purchase payment made less than 10 years before the date of the withdrawal and the lowest ongoing fees. Subject to certain limitations, under the B Plus Class Contract we also credit 6% to each of your purchase payments made during the first contract year. It should be noted that the expenses for the B Plus Class of the Contract may be higher than similar contracts without a bonus. The purchase payment credits (“Bonus”) may be more than offset by the additional fees and charges associated with the class, including Withdrawal Charges.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries at the time of your death the greater of (1) your Contract value; (2) total purchase payments (adjusted for withdrawals); or (3) your “Highest Anniversary Value” as of the fifth Contract Anniversary (adjusted for withdrawals).
Optional benefits that occur during your lifetime. You could have optional benefits, some of which will incur an additional fee.
Automated investment strategies and dollar cost averaging. At no additional charge, you may select from among four automated investment strategies to help you manage your money based on your risk tolerance and savings goals. Alternately, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from the Fixed Interest Account to the investment options you have selected, at set intervals over a specific period of time.

FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Fees
	B Class	B Plus Class	C Class	L Class	R Class
Sales Load Imposed on Purchases	None	None	None	None	None
Withdrawal Charge (as a percentage of each purchase payment)(1)	7%	8%	None	7%	8%
Transfer Fee(2)	$25	$25	$25	$25	$25
Premium Tax Charges(3)	3.50%	None	None	None	None
1
If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:
NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE PAYMENT	B CLASS	B PLUS CLASS	C CLASS	L CLASS	R CLASS
0	7%	8%	None	7%	8%
1	6%	8%		6%	8%
2	6%	7%		5%	7%
3	5%	6%		0%	6%
4	4%	5%		0%	5%
5	3%	4%		0%	4%
6	2%	3%		0%	3%
7	0%	2%		0%	2%
8	0%	1%		0%	1%
9 and thereafter	0%	0%		0%	0%

There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.
2
We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
3
Premium taxes depend on the state and range from 0- 3.50% of Contract Value (or, if applicable purchase payments).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Expense	B Class	B Plus Class(4)	C Class	L Class	R Class
Administrative Expenses(1)	$30	$30	$30	$30	$30
Base Contract Expenses (as a percentage of average account value)(3)	1.25%	1.80%	1.65%	1.50%	1.15%
Fee for American Funds Portfolios (as a percentage of your investment in the American Funds Division)(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Optional Annual Step-Up Death Benefit (as a percentage of average account value)(2)	0.20%	0.20%	0.20%	0.20%	0.20%
Optional Earnings Preservation Benefit (as a percentage of average account value)(2)	0.25%	0.25%	0.25%	0.25%	0.25%
Enhanced Death Benefit Max I – maximum charge (as a percentage of the Death Benefit Base)(5)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max I (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base)(5)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit Max I (issue age 70-72) – current charge (as a percentage of the Death Benefit Base)(5)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit II — maximum charge (as a percentage of the Death Benefit Base)(5)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit II (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base)(5)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit II (issue age 70-75) – current charge (as a percentage of the Death Benefit Base)(5)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit I — maximum charge (as a percentage of the Death Benefit Base)(5)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit I (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base)(5)	0.75%	0.75%	0.75%	0.75%	0.75%
Enhanced Death Benefit I (issue age 70-75) – current charge (as a percentage of the Death Benefit Base)(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Guaranteed Minimum Income Benefit Max I – maximum charge (as a percentage of the Income Base)(6)(7)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max I — current charge (as a percentage of the Income Base)(6)(7)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Plus III – maximum charge (as a percentage of the Income Base)(6)(7)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Plus III — current charge (as a percentage of the Income Base)(6)(7)	1.00%	1.00%	1.00%	1.00%	1.00%

Expense	B Class	B Plus Class(4)	C Class	L Class	R Class
Guaranteed Minimum Income Benefit Plus II — maximum charge (as a percentage of the Income Base)(6)(7)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Plus II — current charge (as a percentage of the Income Base)(6)(7)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit II — (as a percentage of the Income Base)(6)(7)	0.50%	0.50%	0.50%	0.50%	0.50%
Lifetime Withdrawal Guarantee II (Single Life Version) — maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.60%	1.60%	1.60%	1.60%	1.60%
Lifetime Withdrawal Guarantee II (Single Life Version) — current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.25%	1.25%	1.25%	1.25%	1.25%
Lifetime Withdrawal Guarantee II (Joint Life Version) — maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.80%	1.80%	1.80%	1.80%	1.80%
Lifetime Withdrawal Guarantee II (Joint Life Version) — current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Guaranteed Lifetime Withdrawal Benefit — maximum charge (as a percentage of the Guaranteed Withdrawal Amount)(9)	1.00%	1.00%	1.00%	1.00%	1.00%
Enhanced Guaranteed Lifetime Withdrawal Benefit — current charge (as a percentage of the Guaranteed Withdrawal Amount)(9)	0.55%	0.55%	0.55%	0.55%	0.55%
Notes
1
The administrative expenses are referred to as the Annual Contract Fee in the Prospectus. The Annual Contract Fee is $30 annually and is only charged against amounts in the Separate Account. The Annual Contract Fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.
2
You could not have elected the Optional Step-Up Death and/or the Optional Earnings Preservation Benefit with an Enhanced Death Benefit.
3
You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds® Divisions). We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in any such Divisions. For the Division investing in the Invesco Global Equity Portfolio of Brighthouse Trust I, we are waiving an amount of the Separate Account charge equal to the Net Total Annual Operating Expenses of the Portfolio in excess of 0.87%.
4
The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds® Divisions) after You have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds® Divisions) after You have held the Contract for nine years.
5
An Enhanced Death Benefit could not have been elected with the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. These optional benefits were only available at the time your Contract was issued. None of the Enhanced Death Benefits or Optional Earnings Preservation Benefits can currently be elected. (See “Optional Death Benefits” for more information.)
6
You could have elected only one Guaranteed Minimum Income Benefit at a time. You may not have a Guaranteed Withdrawal Benefit or a Guaranteed Minimum Income Benefit in effect at the same time. These optional benefits were only available at the time your Contract was issued. None of the Guaranteed Minimum Income Benefits or Guaranteed Withdrawal Benefits can currently be elected.
7
The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. (See “Guaranteed Income Benefits” for more information.)
8
The charge for the Lifetime Withdrawal Guarantee II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Reset. (See “Guaranteed Withdrawal Benefits” for more information.)
9
The charge for the Enhanced Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Reset. (See “Guaranteed Withdrawal Benefits” for more information.)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that You may pay periodically during the time that You own the Contract. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolios.(1) A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.
Annual Portfolio Company Expenses
	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	1.29%
(1) Investments in the American Funds® Division are subject to a platform charge of 0.25%. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Divisions.
Examples
These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses and Annual Portfolio Expenses.
The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Examples 1 through 5 assume the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge.

Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.
Examples 6 through 10 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges.
Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.
The following Examples assume You purchased the Contract with the most expensive combination of optional benefits that resulted in the most expensive combination of charges.
Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the B Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•
the underlying Portfolio earns a 5% annual return;
•
You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•
You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,570	$22,462	$32,725	$61,978
Minimum	$11,810	$20,236	$29,118	$55,382

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,570	$17,062	$29,125	$61,978
Minimum	$4,810	$14,836	$25,518	$55,382
Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Plus Class for the periods indicated. Your actual costs may be higher or lower.

Assumptions:
•
You select the B Plus Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•
the underlying Portfolio earns a 5% annual return;
•
You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•
You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$14,486	$26,664	$40,140	$80,894
Minimum	$13,680	$24,191	$35,931	$72,151

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,486	$20,364	$35,640	$80,894
Minimum	$5,680	$17,891	$31,431	$72,151
Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in C Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the C Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•
the underlying Portfolio earns a 5% annual return;
•
You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•
You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,970	$18,219	$30,977	$65,245
Minimum	$5,210	$16,012	$27,431	$58,919
Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in L Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the L Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•
the underlying Portfolio earns a 5% annual return;
•
You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•
You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,820	$22,286	$30,286	$64,036
Minimum	$12,060	$20,072	$26,718	$57,610

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,820	$17,786	$30,286	$64,036
Minimum	$5,060	$15,572	$26,718	$57,610
Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in R Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the R Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•
the underlying Portfolio earns a 5% annual return;

•
You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•
You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$13,470	$23,071	$33,157	$61,140
Minimum	$12,710	$20,841	$29,535	$54,475

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,470	$16,771	$28,657	$61,140
Minimum	$4,710	$14,541	$25,035	$54,475
The following Examples assume You purchased the Contract with no optional benefits that resulted in the least expensive combination of charges.
Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the B Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses); and
•
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,570	$13,238	$16,969	$28,430
Minimum	$8,810	$10,943	$13,121	$20,641

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,570	$7,838	$13,369	$28,430
Minimum	$1,810	$5,543	$9,521	$20,641

Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Plus Class for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the B Plus Class;
•
You bear the minimum or maximum You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses); and
•
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$11,306	$16,965	$23,753	$47,528
Minimum	$10,500	$14,412	$19,260	$37,246

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$3,306	$10,665	$19,253	$47,528
Minimum	$2,500	$8,112	$14,760	$37,246
Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in C Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the C Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses); and
•
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,970	$9,032	$15,347	$32,306
Minimum	$2,210	$6,756	$11,561	$24,811
Example 9. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in L Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You select the L Class;

•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses); and
•
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,820	$13,086	$14,609	$30,870
Minimum	$9,060	$10,802	$10,800	$23,266

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,820	$8,586	$14,609	$30,870
Minimum	$2,060	$6,302	$10,800	$23,266
Example 10. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in R Class for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
•
You select the R Class;
•
You bear the minimum or maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses); and
•
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$10,470	$13,838	$17,369	$27,438
Minimum	$9,710	$11,539	$13,506	$19,573

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,470	$7,538	$12,869	$27,438
Minimum	$1,710	$5,239	$9,006	$19,573

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2. Withdrawal Charges may apply for up to 8 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including under the Fixed Interest Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Contract Termination. Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Interest Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military and other actions such as the Russia-Ukraine conflict, and heightened security measures may cause significant volatility in global financial markets and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of our investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Additionally, the performance of the Indexes may be adversely affected. This risk could be higher for Indexes with exposure to European or Russian markets, including the MSCI EAFE index. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Contract Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Bonus Class Risk: Expenses of a class that includes a bonus feature may be higher than expenses of a class of the Deferred Annuity without the bonus, and the additional amount of the bonus may be more than offset by the additional fees and charges associated with the bonus Class, including Withdrawal Charges.
Pandemics and Other Public Health Issues. The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under your policy or contract, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.

METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E (the “Separate Account”) on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of MetLife and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.

VARIABLE ANNUITIES
This Prospectus describes a type of Variable Annuity, a deferred Variable Annuity. These annuities are “variable” because the value of your account or income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.
Contracts have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is not available to all Contract Owners. The Fixed Interest Account is part of the general account andoffers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The current interest rate may vary by Contract class. Your registered representative can tell you the current and minimum interest rates that apply. The variable pay-out options under the Contracts have a fixed payment option called the “Fixed Income Payment Option.” Because of exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered under the Securities Act of 1933, and neither the Fixed Interest Account nor our general account has been registered as an investment company under the 1940 Act. Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Interest Account, interest credited to the Fixed Interest Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.
Replacement of Annuity Contracts
Exchange Programs: From time to time we may offer programs under which certain fixed or Variable Annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our Variable Annuity contracts to this Contract, an existing Contract is eligible for exchange if a withdrawal from, or surrender of, the Contract would not trigger a Withdrawal Charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the Separate Account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, You should consult your tax adviser before making any such exchange.
Other Exchanges: Generally, You can exchange one Variable Annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the “Code”). Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a Withdrawal Charge on your old annuity, and there will be a new Withdrawal Charge period for this Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing Variable Annuity contract. Before You exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.
The Contract
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.
All IRAs receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.
This Prospectus describes the following Contracts under which You can accumulate money:
•
Non-Qualified
•
Traditional IRAs (Individual Retirement Annuities)
•
Roth IRAs (Roth Individual Retirement Annuities)
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary’s ability to “stretch” or a spousal Beneficiary’s ability to continue the Contract and the living and/or death benefits. Non-tax qualified Contracts owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as agent for a natural person) do not receive tax deferral on earnings. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation or certain other legal entities.
A Contract consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase. The pay-out phase begins when You elect to have us pay You “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. There is no death benefit during the pay-out phase, however, depending on the pay-out option You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary(ies) (see “Pay Out (or Income Options)” for more information). Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are “annuities.”
The Contract was offered in several variations, which we call “classes.” Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Contract also offered You the opportunity to choose optional benefits (“riders”), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchased any of the optional death benefits, You receive the optional benefit in place of the Standard Death Benefit. You should have carefully considered which of the available classes is appropriate for You. Determination of the appropriate balance between (a) the ability to access your Account Value without incurring a Withdrawal Charge; (b) the impact of Separate Account charges on your Account Value; and (c) should You have elected an optional living or death benefit rider, the duration You must own the Contract to take full advantage of the guaranteed protection provided by the optional benefit, are important factors to consider. You should have discussed the relative benefits and costs of the different share classes with your financial representative. Unless You told us otherwise, we assumed that You purchased the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:
•
an Annual Step-Up Death Benefit;
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Enhanced Death Benefits (the Enhanced Death Benefit Max I (the “EDB Max I”), the Enhanced Death Benefit II (the “EDB II”) and the Enhanced Death Benefit I (the “EDB I”) are collectively, the (“EDBs”));
•
an Earnings Preservation Benefit;
•
Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit Max I (the “GMIB Max I”), the Guaranteed Minimum Income Benefit Plus III (the “GMIB Plus III”), the Guaranteed Minimum Income Benefit Plus II (the “GMIB Plus II”) and the Guaranteed Minimum Income Benefit II (the “GMIB II”) are collectively, the (“GMIBs”)); and
•
Guaranteed Withdrawal Benefits (the Lifetime Withdrawal Guarantee II (the “LWG II”) and the Enhanced Guaranteed Withdrawal Benefit (the “Enhanced GWB”) are together, the (“GWBs”)).
You may not have a GMIB or a GWB in effect at the same time. You may not have the EDB Max I in effect with any living benefit except the GMIB Max I. You may not have the EDB II in effect with any living benefit except the GMIB Plus III. You may not elect the Earnings Preservation Benefit with the EDB Max I or EDB II. The Earnings Preservation Benefit could be elected with the EDB II in Contracts issued before May 1, 2011, and with the EDB I. None of these optional benefits are currently available for sale.
Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.
We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.
In the future, we may change the investment choices that are available to You if You selected certain optional benefits. If You elected an optional benefit and we later remove an investment choice from the group of investment choices available under that optional benefit, You will not be required to reallocate purchase payments or Account Value that You had previously allocated to that investment choice. However, You may not be able to allocate new purchase payments or transfer Account Value to that investment choice.
If You elected the GMIB Max I or EDB Max I, we require You to allocate your purchase payments and Account Value as described below under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and EDB Max I” until the optional benefit terminates.
If You elected the GMIB Plus III, GMIB Plus II, LWG II, EDB II or EDB I, we require You to allocate your purchase payments and Account Value as described below under “Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus III, GMIB Plus II, LWG II, EDB II and EDB I” until the optional benefit terminates.
Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

Classes of the Contract
B Class
The B Class has a 1.25% annual Separate Account charge (previously referred to as a “Base Contract Charge”) and a declining seven year Withdrawal Charge on each purchase payment (see “Withdrawal Charges” for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.45%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.70%.
B Plus Class
The B Plus Class (may also be known as the “Bonus Class” in our sales literature and advertising)
You could have purchased a Contract in the B Plus Class before your 81st birthday. If there are Joint Contract Owners, the age of the oldest Joint Contract Owner was used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro rata basis to the Fixed Interest Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments. Unless we specifically state otherwise, “purchase payments” in reference to the B Plus Class means purchase payments plus any associated bonus amounts. The B Plus Class has a 1.80% annual Separate Account charge and a declining nine year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 2.00%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.25%. After You have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit. After You have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit. During the pay-out phase, the Separate Account charge is 1.25%, regardless of when the Contract is annuitized.
Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract.
The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.
Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.
There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.
The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:

•
a $50,000 initial purchase payment with no other purchase payments;
•
deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and
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an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.
Contract Year	B Plus Class (1.80% Separate Account charge for first 9 years and 1.25% Separate Account charge for years 10+)	R Class (1.15% Separate Account charge all years)
1	$55,761	$52,930
2	$58,666	$56,032
3	$61,723	$59,315
4	$64,939	$62,791
5	$68,322	$66,471
6	$71,882	$70,366
7	$75,627	$74,489
8	$79,567	$78,854
9	$83,712	$83,475
10	$88,534	$88,367
11	$93,634	$93,545
12	$99,027	$99,027
Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the “break-even” point, which is when the Account Value of a B Plus Class Contract will equal the Account Value of an R Class Contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class Contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.
The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.
The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.
If we agree to permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a B Plus Class Contract, the Contract will be issued as a B Class Contract.

C Class
The C Class has a 1.65% annual Separate Account charge and no Withdrawal Charge. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.85%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.10%. The Fixed Interest Account, the Enhanced Dollar Cost Averaging Program, Equity GeneratorSM and the AllocatorSM are not available in the C Class Contract. The BlackRock Ultra-Short Term Bond Division is available in the C Class Contract.
L Class
The L Class has a 1.50% annual Separate Account charge and a declining three year Withdrawal Charge on each purchase payment (see “Withdrawal Charges” for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.70%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.95%.
R Class
The R Class has a 1.15% annual Separate Account charge and a declining nine-year Withdrawal Charge on each purchase payment (see “Withdrawal Charges” for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.35%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.60%.
PORTFOLIOS
Information regarding the Portfolio investments available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its Portfolio type; (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.
Investment Choices Which Are Fund of Funds
Each of the following portfolios available within Brighthouse Trust I and Brighthouse Trust II is a “fund of funds”:
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio

SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or underlying ETFs are available under the Contract. However, no underlying ETFs and only some of the underlying portfolios are available under the Contract.
Investment Allocation Restrictions For Certain Optional Benefits
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I
If You elect the GMIB Max I and/or the EDB Max I, You may allocate your purchase payments and Account Value among the following investment choices:
(a)
AB Global Dynamic Allocation Division
(b)
BlackRock Global Tactical Strategies Division
(c)
Brighthouse Balanced Plus Division
(d)
Invesco Balanced-Risk Allocation Division
(e)
JPMorgan Global Active Allocation Division
(f)
MetLife Multi-Index Targeted Risk Division
(g)
PanAgora Global Diversified Risk Division
(h)
Schroders Global Multi-Asset Division
(i)
MetLife Aggregate Bond Index Division
(j)
Western Asset Management® Government Income Division
The investment choices listed above (other than the MetLife Aggregate Bond Index Division and the Western Asset Management® Government Income Division) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max I and the EDB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max I and the EDB Max I are not selected may offer the potential for higher returns. Before You select the GMIB Max I or the EDB Max I, You and your financial representative should carefully consider whether the investment choices available with the GMIB Max I and the EDB Max I meet your investment objectives and risk tolerance. See “Additional Information” below for information about investment portfolios that employ a managed volatility strategy.
You may also allocate purchase payments to the Enhanced Dollar Cost Averaging (“EDCA”) program, provided that your destination investment choices are one or more of the investment choices listed above. If You elect the GMIB

Max I and/or the EDB Max I, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.
Restrictions on Investment Allocations After Optional Benefit Terminates. If the GMIB Max I optional benefit terminates, or the EDB Max I optional benefit terminates, or if You elected both the GMIB Max I and the EDB Max I optional benefits and they both terminate, the investment allocation restrictions described above will no longer apply and You will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Divisions, but not to the Fixed Interest Account. However, if You elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I” will continue to apply. (For information on the termination of the GMIB Max I and EDB Max I optional benefits, see the description of the GMIB Max I in the “Living Benefits — Guaranteed Income Benefits” section and the description of the EDB Max I in the “The Enhanced Death Benefits” section.)
Restrictions on Subsequent Purchase Payments — GMIB Max I and EDB Max I. The following subsections describe potential and current restrictions on subsequent purchase payments for the GMIB Max I and EDB Max I. As of the date of this prospectus, only contracts issued with the GMIB Max I and/or EDB Max I during the time period specified in the “Current Restrictions on Subsequent Purchase Payments” section below are subject to restrictions on subsequent purchase payments.
Potential Restrictions on Subsequent Purchase Payments. In the future, we may choose not to permit Owners of existing Contracts with the GMIB Max I to make subsequent purchase payments if: (a) the GMIB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the GMIB Max I offered to new customers (for example, if we change the GMIB Max I charge; see your Contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit Owners of existing Contracts with the EDB Max I to make subsequent purchase payments if: (a) the EDB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the EDB Max I offered to new customers (see your Contract schedule for a list of the changes). We will notify Owners of Contracts with the GMIB Max I and/or the EDB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I.” For Contracts issued in all states, if we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in “When We Can Cancel Your Contract”; or (b) the optional benefit charge is greater than your Account Value.
Current Restrictions on Subsequent Purchase Payments.
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If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the Exchange on September 30, 2011, and You elected the GMIB Max I and/or EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013.
•
If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the Exchange on September 30, 2011, and on or before the close of the Exchange on October 7, 2011, and You elected the GMIB Max I and/or the EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on February 24, 2012.
Restrictions on Subsequent Purchase Payments After GMIB Max I Rider Terminates. If the GMIB Max I rider terminates (see “Living Benefits — Guaranteed Income Benefits — Terminating the GMIB Max I”), or if You elected both the GMIB Max I and the EDB Max I riders and they both terminate, the restrictions on subsequent purchase payments described above will no longer apply. However, if You elected both the GMIB Max I and the EDB Max I riders, and only the GMIB Max I rider has terminated, the restrictions on subsequent purchase payments described above will continue to apply.
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I. If You elect the LWG II, the GMIB Plus III, the GMIB Plus II, the EDB II, or the EDB I, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the “Option (B) Investment Allocation Restrictions”) below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See “Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies” in this section and the charts titled “Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging (“EDCA”) Programs” and “Optional Automated Investment Strategies”.)
(A) You must allocate:
•
100% of your purchase payments or Account Value among the AB Global Dynamic Allocation Division, American Funds® Balanced Allocation Division, American Funds® Moderate Allocation Division, AQR Global Risk Balanced Division, BlackRock Global Tactical Strategies Division, Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division, Brighthouse Balanced Plus Division, Invesco Balanced-Risk Allocation Division, JPMorgan Global Active Allocation Division, MetLife Multi-Index Targeted Risk Division, PanAgora Global Diversified Risk Division, Schroders Global Multi-Asset Division, SSGA Growth and Income ETF Division, and/or the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available). (You may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to the Dollar Cost Averaging programs.);
OR
(B) You must allocate:
•
at least 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available);
•
up to 70% of purchase payments or Account Value to Platform 2 investment choices;
•
up to 15% of purchase payments or Account Value to Platform 3 investment choices; and
•
up to 15% of purchase payments or Account Value to Platform 4 investment choices.
Subsequent Purchase Payments
Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.
Example:
Your Account Value is $100,000 and You have allocated 70% to the American Funds® Growth Division and 30% to the PIMCO Total Return Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Division.
The investment choices in each platform are as follows:
Platform 1
	BlackRock Bond Income	PIMCO Inflation Protected Bond
	Brighthouse/Franklin Low Duration Total Return	PIMCO Total Return
	JPMorgan Core Bond	Western Asset Management® Government Income
	MetLife Aggregate Bond Index	Western Asset Management U.S. Government
Platform 2
	AB Global Dynamic Allocation	Jennison Growth
	American Funds® Growth	JPMorgan Global Active Allocation
	American Funds Growth-Income	Loomis Sayles Growth
	AQR Global Risk Balanced	Loomis Sayles Global Allocation
	Baillie Gifford International Stock	MetLife MSCI EAFE® Index
	BlackRock Capital Appreciation	MetLife Multi-Index Targeted Risk
	BlackRock Global Tactical Strategies	MetLife Stock Index
	Brighthouse Asset Allocation 100	MFS® Research International
	Brighthouse Balanced Plus	MFS® Total Return
	Brighthouse/Wellington Core Equity Opportunities	MFS® Value
	Brighthouse/Wellington Large Cap Research	PanAgora Global Diversified Risk
	Harris Oakmark International	Schroders Global Multi-Asset
	Invesco Balanced-Risk Allocation	T. Rowe Price Large Cap Growth
	Invesco Global Equity	Western Asset Management Strategic Bond Opportunities
Platform 3
Brighthouse/Artisan Mid Cap Value
Frontier Mid Cap Growth
Victory Sycamore Mid Cap Value
MetLife Mid Cap Stock Index
Morgan Stanley Discovery
T. Rowe Price Mid Cap Growth
Platform 4
American Funds Global Small Capital- ization
Brighthouse/Aberdeen Emerging Markets Equity

Brighthouse/Dimensional International Small Company
Brighthouse/Eaton Vance Floating Rate
Brighthouse/Templeton International Bond
CBRE Global Real Estate
Invesco Small Cap Growth
JPMorgan Small Cap Value
Loomis Sayles Small Cap Core
MetLife Russell 2000® Index
Neuberger Berman Genesis
T. Rowe Price Small Cap Growth
VanEck Global Natural Resources
Contracts for which applications and necessary information were received at your Administrative Office in Good Order, before the close of the Exchange on May 1, 2009, the following Divisions are also available under Option (A): American Funds® Growth Allocation Division, Brighthouse Asset Allocation 80 Division and SSGA Growth ETF Division. In addition, the following investment allocation restrictions apply under Option (B): You must allocate at least 15% of purchase payments or Account Value to Platform 1 investment choices and/or the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available) and You may allocate up to 85% of purchase payments or Account Value to Platform 2 investment choices (the percentages for Platforms 3 and 4 are the same as those listed above).
Restrictions on Subsequent Purchase Payments — GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II
Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II.
You still will be permitted to transfer your Account Value among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.
We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the “When We Can Cancel your Contract” section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.
In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax qualified plan or tax-qualified investment.
Restrictions on Subsequent Purchase Payments for GMIB Plus II and GMIB Plus III after Rider Terminates. The restrictions on subsequent Purchase Payments described above will no longer apply, if:
1)
You elected only the GMIB Plus II rider, and it terminates (see “Living Benefits  —  Guaranteed Income Benefits  —  Description of GMIB Plus II”);
2)
You elected both the GMIB Plus II and the EDB I, and both riders terminate (see “Living

Benefits  —   Guaranteed Income Benefits  —  Description of GMIB Plus II” and “Death Benefit  —  Description of EDB I”);
3)
You elected only the GMIB Plus III rider, and it terminates (see “Living Benefits  —  Guaranteed Income Benefits  —  Description of GMIB Plus III - Terminating the GMIB Plus III Rider”); or
4)
You elected both the GMIB Plus III and the EDB II, and both riders terminate (see “Living Benefits  —  Guaranteed Income Benefits  —  Description of GMIB Plus III  —  Terminating the GMIB Plus III Rider” and “Death Benefit  —  Optional Death Benefit-EDB II  —  Terminating the EDB II Rider”).
However, if You elected both the GMIB Plus II and the EDB I riders, and only the GMIB Plus II rider has terminated, or if You elected both the GMIB Plus III and the EDB II riders, and only the GMIB Plus III rider has terminated, the restrictions on subsequent purchase payments described above will continue to apply.
If your Contract was issued in one of the following states, this restriction on subsequent purchase payments does not apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Pennsylvania, Texas, Utah, or Washington.
Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Fixed Interest Account Value must be allocated to the same Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).
Your purchase payments and transfer requests must be allocated in accordance with the above limitations. We will reject any purchase payments or transfer requests that do not comply with the above limitations.
We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Value. We will provide You with prior written notice of any changes in classification of investment choices. See “Additional Information” below for information about Portfolios that employ a managed volatility strategy.
Rebalancing. If You choose to allocate according to Option (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.
Changing Allocation Instructions. You may change your purchase payment allocation instructions under Option (B) at any time by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.
Additional Information. The Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Contracts. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are each “series” type funds registered with the Securities and Exchange Commission as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC, a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and Statement of Additional Information (“SAI”) for Brighthouse Trust I, Brighthouse Trust II, and the American Funds®.
The Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”):
(a)
AB Global Dynamic Allocation Portfolio
(b)
AQR Global Risk Balanced Portfolio
(c)
BlackRock Global Tactical Strategies Portfolio
(d)
Brighthouse Balanced Plus Portfolio
(e)
Invesco Balanced-Risk Allocation Portfolio
(f)
JPMorgan Global Active Allocation Portfolio
(g)
MetLife Multi-Index Targeted Risk Portfolio

(h)
PanAgora Global Diversified Risk Portfolio
(i)
Schroders Global Multi-Asset Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in a Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Portfolios may offer the potential for higher returns.
If You elect certain optional riders, You will be subject to investment allocation restrictions that include these Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to You. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
Certain Payments We Receive with Regard to the Portfolios. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
As of December 31, 2022, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II, whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the “Table of Expenses” and “Who Sells the Contracts.” Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolios’ investment returns.
Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolio You have chosen.
The Annuity Contract
This Prospectus describes the following Contracts under which You can accumulate money:
•
Non-Qualified
•
Traditional IRAs (Individual Retirement Annuities)
•
Roth IRAs (Roth Individual Retirement Annuities)
Optional Automated Investment Strategies, Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging Programs
There are two optional automated investment strategies, two optional dollar cost averaging programs (the Equity Generator and the Allocator), and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and programs to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:

•
The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates’ annuities.
•
The Equity Generator® and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. The Equity Generator and the Allocator dollar cost averaging programs are not available with the GMIB Max I or the EDB Max I.
•
The Index Selector® is not available if You choose the Option (B) Investment Allocation Restrictions. The Moderate to Aggressive and Aggressive Models are not available with the EDB II, EDB I, the GMIB Plus III, the GMIB Plus II or the LWG II. The Index Selector is not available if You choose the GMIB Max I or the EDB Max I.
•
Quarterly rebalancing is automatic if You choose the Option (B) Investment Allocation Restrictions.
•
You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.
•
You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer® in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.
These features are available to You without any additional charges. As with any investment program, none of them can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time.
Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs
If You make a subsequent purchase payment while a dollar cost averaging program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to the dollar cost averaging program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Divisions You selected under the dollar cost averaging program or the Enhanced Dollar Cost Averaging program. Any purchase payments received after the dollar cost averaging program or Enhanced Dollar Cost Averaging program has ended will be allocated as described in “Purchase Payments — Allocation of Purchase Payments.”
The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any Division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Interest Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the Fixed Interest Account to the specified Division every month for a 12 month period.
The AllocatorSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Value is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the Allocator. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.

Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose, unless your destination Division is restricted because You have elected certain optional benefits or the Index Selector®. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Interest Account.in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Interest Account. For convenience, we may refer to it as “the program” or the “Enhanced Dollar Cost Averaging Program balance” to avoid confusion with the Fixed Interest Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.
If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.
If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or upon notice of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and any remaining dollar amounts will be transferred to the default funding options in accordance with the percentages you have chosen for the Enhanced Dollar Cost Averaging program unless You have instructed us otherwise. We may impose minimum purchase payments and other restrictions to utilize this program.
	Example:
		Date	Amount	EDCA 6-Month Program Interest Rate	Amount Transferred from EDCA Fixed Interest Account to Selected Division(s)
A	Enhanced Dollar Cost Averaging Program (“EDCA”) 6-Month Program Initial Purchase Payment	5/1	$12,000*	3.00%	$2,000*
B		6/1			$2,000
C		7/1			$2,000
D	EDCA 6-Month Program Subsequent Purchase Payment	8/1	$18,000**	3.00%	$5,000**
E		9/1			$5,000
F		10/1			$5,000
G		11/1			$5,000
H		12/1			$4,173.97

*
$2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.
**
Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.
The example is hypothetical and is not based upon actual previous or current rates.
The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.
Upon notice of death, your participation in any dollar cost averaging program is terminated.
Optional Automated Investment Strategies
The Rebalancer®: You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Interest Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency You select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each such Division.
The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is divided among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE® Index, MetLife Russell 2000® Index, MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account (or the BlackRock Ultra-Short Term Bond Division where the Fixed Interest Account.is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Divisions and the Fixed Interest Account (or the BlackRock Ultra-Short Term Bond Division) is brought back to the selected model percentage by transferring amounts among the Divisions and the Fixed Interest Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.
For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Divisions are those in the Index Selector model You have selected.

If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to a Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.
You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time. There is no additional charge for electing the Index Selector.
The charts below summarize the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging programs and the automated investment strategies:
Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging (“EDCA”) Programs
You may choose one:	B Class	B Plus Class	C Class	L Class	R Class
Equity Generator	Yes	Yes	No	Yes	Yes
Allocator	Yes	Yes	No	Yes	Yes
Not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. Not available with the GMIB Max I or the EDB Max I.
EDCA	Yes	No	No	Yes	Yes
Not available to the B Plus and the C Class Contracts. May not be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates. Restrictions apply to destination Divisions with any living benefit
(except for the GMIB II and the Enhanced GWB), an EDB and the Index Selector.

Optional Automated Investment Strategies
You may choose one:	B Class	B Plus Class	C Class	L Class	R Class
Rebalancer	Yes	Yes	Yes	Yes	Yes
Automatic if You choose Option (B) of the Investment Allocation Restrictions.
Index Selector	Yes	Yes	Yes	Yes	Yes
Not available if You choose Option (B) of the Investment Allocation Restrictions. The Moderate to Aggressive and Aggressive
Models are not available with the EDB II, the EDB I, the GMIB Plus III, the GMIB Plus II or the LWG II. Not available with the GMIB Max I or the EDB Max I.

We will terminate all transactions under any automatic investment strategy upon notification of your death.

PURCHASE PAYMENTS
We reserve the right to reject any purchase payment.
A purchase payment is the money You give us to invest in the Contract. The initial purchase payment is due on the date the Contract is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent purchase payments.
•
The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract.
•
The B Class and R Class minimum initial purchase payment is $2,000 for the Traditional IRA and Roth IRA Contracts.
•
The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500.
•
The minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA is $100.
•
The B Plus Class Contract minimum initial purchase payment $10,000.
•
The C Class and L Class minimum initial purchase payment is $25,000.
•
We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.
•
If You are purchasing the Contract as the Beneficiary of a deceased person’s IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.
•
You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.
•
The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.
•
We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.
•
We will issue the B, C, L or R Class Contract to You before your 86th birthday. We will issue the B Plus Class Contract to You before your 81st birthday. We will accept your purchase payments until the oldest Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) reaches age 91.
•
The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

	B Class	B Plus Class	C Class	L Class	R Class
Initial purchase payment	$5,000 ($2,000: Traditional IRA and Roth IRA)	$10,000	$25,000	$25,000	$5,000 ($2,000: Traditional IRA and Roth IRA)
Subsequent purchase payment	$500	$500	$500	$500	$500
	(or any amount we are required to accept under applicable tax law)
Debit Authorizations
Initial	$500 ($100: Traditional IRA and Roth IRA)	$10,000	$25,000	$25,000	$500 ($100: Traditional IRA and Roth IRA)
Subsequent	$100	$100	$100	$100	$100
	(or any amount we are required to accept under applicable tax law)
Restrictions on Subsequent Purchase Payments. We may restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.
•
Purchase payments may be limited by Federal tax laws or regulatory requirements.
•
The maximum total purchase payments for the Contract is $1,000,000, without prior approval from us.
We reserve the right to restrict purchase payments to the Fixed Interest Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Interest Account Value and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).
We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.
Certain optional benefits have current and potential restrictions on subsequent purchase payments that are described in more detail above. For more information, see these subsections above: “Your Investment Choices  —  Investment Allocation Restrictions For Certain Optional Benefits  —  Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I” and “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I  —  Restrictions on Subsequent Purchase Payments  —  GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II.”
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, the Dollar Cost Averaging (DCA) Program, if available, and the Divisions.

If You make a subsequent purchase payment while a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same Divisions You selected under the Enhanced Dollar Cost Averaging program or Dollar Cost Averaging program. (See “The Annuity Contract — Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs.”) You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits”, “Enhanced Death Benefit”, “Guaranteed Income Benefits” and “Guaranteed Withdrawal Benefits” for allocation restrictions if You elect certain optional benefits. Allocation of all purchase payments must be in whole dollar amounts or in full percentages. For example, you may not allocate 33 1/3% of your purchase payment to any Division.
Debit Authorizations
You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.
The Value of Your Investment
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an EDB or any of the optional Living Benefits), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:

Step 1
First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
Step 2
Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and
Step 3
Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above). Today’s Accumulation Unit Value is $10.50 ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value.) The value of your $500 investment is then $525 (50 x $10.50 = $525) Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 x .95 = $9.50 is the new Accumulation Unit Value.) The value of your $500 investment is then $475 (50 x $.950 = $475).
Transfer Privilege
You may make tax-free transfers among Divisions or between the Divisions and the Fixed Interest Account, if available. Each transfer must be at least $500 or, if less, your entire balance in a Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:
•
The percentage or dollar amount of the transfer;
•
The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
•
The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
•
Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
We reserve the right to restrict transfers to the Fixed Interest Account (if otherwise available) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Interest Account Value is equal to or exceeds our maximum for Fixed Interest Account allocations (i.e., $1,000,000).

Please see “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits” for transfer restrictions in effect if You have the EDB Max I, the EDB II, the EDB I, the GMIB Max I, the GMIB Plus III, the GMIB Plus II or the LWG II.
We also may be required to suspend the right to transfers in certain circumstances (see "Valuation — Suspension of Payments").
Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (the “Monitored Portfolios”). These Monitored Portfolios are:
•
American Funds Global Small Capitalization Fund
•
American Funds Growth-Income Fund
•
Baillie Gifford International Stock Portfolio
•
Brighthouse/abrdn Emerging Markets Equity Portfolio
•
Brighthouse/Dimensional International Small Company Portfolio
•
Brighthouse/Eaton Vance Floating Rate Portfolio
•
Brighthouse/Templeton International Bond Portfolio
•
CBRE Global Real Estate Portfolio
•
Harris Oakmark International Portfolio
•
Invesco Global Equity Portfolio
•
Invesco Small Cap Growth Portfolio
•
JPMorgan Small Cap Value Portfolio
•
Loomis Sayles Global Allocation Portfolio
•
Loomis Sayles Small Cap Core Portfolio
•
MetLife MSCI EAFE® Index Portfolio
•
MetLife Russell 2000® Index Portfolio

•
MFS® Research International Portfolio
•
Neuberger Berman Genesis Portfolio
•
T. Rowe Price Small Cap Growth Portfolio
•
VanEck Global Natural Resources Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
We monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series® Portfolios (“American Funds Portfolios”) as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds® requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Access To Your Money
You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:
•
The percentage or dollar amount of the withdrawal; and
•
The Divisions (or Fixed Interest Account and Enhanced Dollar Cost Averaging Program) from which You want the money to be withdrawn.
You may establish a withdrawal plan under which You can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See “Federal Tax Considerations.”)
Your withdrawal may be subject to Withdrawal Charges. Withdrawals may affect your annual step-up death benefit and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We will pay the amount of any withdrawal from the Separate Account within 7 days of when we receive the request in Good Order unless a suspension or deferral of payments provision is in effect (see “General Information — Valuation — Suspension of Payments").
We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
We have to receive Your withdrawal request in Your Administrative Office prior to the annuity date or Contract Owner's death; provided, however, that You may submit a written withdrawal request any time prior to the annuity date that indicates that the withdrawal should be processed as of the annuity date. Solely for purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the Accumulation Unit Value calculated as of, the annuity date. Your request must be received at Your Administrative Office on or before the annuity date.
Systematic Withdrawal Program
Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive under a pay-out option.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account, Enhanced Dollar Cost Averaging Program and any Divisions in which You then have money.
Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).
You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at your Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.
Minimum Distributions
In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. We will terminate your participation in the program upon notification of your death.
CHARGES
There are two types of charges You pay while You have money in a Division:
•
A separate account A charge, and
•
An investment-related charge.
We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Contract.
Separate Account Charge
Each class of the Contract has a different annual Separate Account charge (also described in this prospectus as a "Base Contract Charge") that is expressed as a percentage of the average Account Value. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.
The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase (“annuitization”) of the Contract.
	B CLASS	B PLUS CLASS[1]	C CLASS	L CLASS	R CLASS
Separate Account charge with Standard Death Benefit[2]	1.25%	1.80%	1.65%	1.50%	1.15%
Optional Annual Step-Up Death Benefit	0.20%	0.20%	0.20%	0.20%	0.20%
Optional Earnings Preservation Benefit[3]	0.25%	0.25%	0.25%	0.25%	0.25%
1
The Separate Account charge for the B Plus Class will be reduced by 0.55% after You have held the Contract for nine years.
2
The Separate Account charge includes the Standard Death Benefit.
3
The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.
Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies.
We currently charge a platform charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.
Annual Contract Fee
There is a $30 Annual Contract Fee. This fee is waived if your Account Value is $50,000 or more. It is deducted on a pro-rata basis from the Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Interest Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.
Transfer Fee
We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Interest Account is being transferred, the transfer fee will be deducted from the amount that is transferred.
Optional Enhanced Death Benefits
The EDB Max I and the EDB II are each available for an additional charge of 0.60% for issue ages 69 or Younger and 1.15% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from Your Fixed Interest Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value. If You elect an Optional Step-Up we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. For Contracts issued from May 4, 2009, through July 16, 2010, the charge for the EDB I is 0.75% of the Death Benefit Base for issue ages 0-69 and 0.95% of the Death Benefit Base for issue ages 70-75. For Contracts issued on or before May 1, 2009, the charge for the EDB I is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.90% of the Death Benefit Base for issue ages 70-75 and, if You elect both the GMIB Plus II and the EDB I, the percentage charge for the EDB I is reduced by 0.05%. If you elected both the GMIB Plus II rider and the EDB I rider, and only the GMIB Plus II rider has terminated, the 0.05% reduction will continue to apply.
If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an EDB optional benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, no EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.
Optional Guaranteed Minimum Income Benefits
The GMIB Max I, the GMIB Plus III, the GMIB Plus II and the GMIB II were each available for an additional charge equal to a percentage of the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Interest Account Value, Enhanced Dollar Cost Averaging

Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value.
If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment.
If a GMIB optional benefit is terminated for the following reasons, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect:
•
the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract);
•
because it is the 30th day following the Contract Anniversary prior to your 86th birthday (for GMIB II or GMIB Plus I) or 91st birthday (for GMIB Plus II, GMIB Plus III or GMIB Max I); or
•
the Guaranteed Principal Option is exercised (only applicable to GMIB Plus II, GMIB Plus III and GMIB Max I).
If You elect an Optional Step-Up we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. (See below for certain versions of the GMIB Plus II optional benefit for which We are currently increasing the optional benefit charge upon an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later.)
For the GMIB Max I and the GMIB Plus III the charge is 1.00% of the guaranteed minimum income base. (For New York State only: For Contracts issued before May 1, 2011, the GMIB Plus III charge is 0.95% of the guaranteed minimum income base.)
For GMIB Plus II Contracts issued on or before February 23, 2009, the optional benefit charge is 0.80% of the guaranteed minimum income base. For GMIB Plus II Contracts issued on or after February 24, 2009, the optional benefit charge is 1.00% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus II optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the optional step-up occurs.
(For New York State only: For Contracts issued on or before February 23, 2009, the GMIB Plus optional benefit charge is 0.75% of the guaranteed minimum income base, and for Contracts issued on or after February 24, 2009, the GMIB Plus optional benefit charge is 0.95% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.15% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the optional step-up occurs.)

The GMIB II charge is 0.50% of the guaranteed minimum income base and is deducted at the end of the Contract Year in the same manner as described above.
Optional Guaranteed Withdrawal Benefits
The LWG II was available for an additional charge of a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus). The percentage is deducted for the prior Contract Year on the Contract Anniversary, after applying any applicable Compounding Income Amount, and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro rata basis from your Fixed Interest Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value. The LWG II is available for an additional charge of 1.25% for the Single Life Version and 1.50% for the Joint Life Version. If You elect Automatic Annual Step-Ups, we may increase the LWG II charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of (a) the maximum Automatic Annual Step-Up charge (1.60% for the Single Life Version or 1.80% for the Joint Life Version) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.
If the LWG II is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.
The Enhanced GWB is available for an additional charge of a percentage of the Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Reset by withdrawing amounts on a pro rata basis from your Fixed Interest Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value. The charge for the Enhanced GWB is 0.55%. If You elect an Optional Reset, we may increase the Enhanced GWB charge to the charge applicable to current Contract purchases with the same optional benefit at the time of the Optional Reset, but no more than a maximum of 1.00%.
If the Enhanced GWB is in effect, the charge will not continue if your Benefit Base equals zero.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, currently depend on the Contract You purchase and your home state or jurisdiction. The chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.
We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Withdrawal Charges
A Withdrawal Charge may apply if You make a withdrawal. For the B Plus Class, unless we specifically state otherwise, “purchase payments” in reference to the B Plus Class means purchase payments plus any associated bonus amounts, therefore, the declining nine year Withdrawal Charge on each purchase payment will include any associated bonus amounts.There are no Withdrawal Charges for the C Class Contract or in certain situations or upon the occurrence of certain events (see “When No Withdrawal Charge Applies”). To determine the Withdrawal Charge for the Contracts, we treat your Fixed Interest Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account, Enhanced Dollar Cost Averaging Program or Division from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) earnings in your Contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); (2) the free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Interest Account, Enhanced Dollar Cost Averaging Program and the Divisions in the same proportion as the withdrawal is being made.
For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.
For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Value that is less than the minimum required.
The Withdrawal Charge on purchase payments withdrawn for each class is as follows:
Number Of Complete Years From Receipt Of Purchase Payment	B Class	B Plus Class	C Class	L Class	R Class
0	7%	8%	None	7%	8%
1	6%	8%		6%	8%

Number Of Complete Years From Receipt Of Purchase Payment	B Class	B Plus Class	C Class	L Class	R Class
2	6%	7%		5%	7%
3	5%	6%		0%	6%
4	4%	5%		0%	5%
5	3%	4%		0%	4%
6	2%	3%		0%	3%
7	0%	2%		0%	2%
8	0%	1%		0%	1%
9 and thereafter	0%	0%		0%	0%
The Withdrawal Charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of Withdrawal Charges we collect.
Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in “Death Benefit – Generally” and “Living Benefits.” The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.
When No Withdrawal Charge Applies
In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.
You do not pay a Withdrawal Charge:
•
If You have a C Class Contract.
•
On transfers You make within your Contract among the Divisions and transfers to or from the Fixed Interest Account.
•
On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.
•
If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.
•
If You die during the pay-in phase. your Beneficiary will receive the full death benefit without deduction.

•
If your Contract permits and your spouse is substituted as the Owner of the Contract and continues the Contract, that portion of the Account Value that is equal to the “step-up” portion of the death benefit.
•
If You withdraw only your earnings from the Divisions.
•
During the first Contract Year, if You are in the Systematic Withdrawal Program, and You withdraw up to 10% of your total purchase payments at the rate of  1⁄12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or ¼ of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.
•
After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.
•
If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if You have a Non-Qualified or Roth IRA Contract.
•
If You accept an amendment converting your Traditional IRA Contract to a Roth IRA Contract.
•
If You properly “recharacterize” as permitted under Federal tax law your Traditional IRA Contract or a Roth IRA Contract using the same Contract.
•
This Contract feature is only available if You are less than 86 years old on the Contract issue date. After the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:
•
Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts; or
•
Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).
•
This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year,if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.
•
If You have transferred money which is not subject to a Withdrawal Charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.
•
Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.
General. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit
Guarantees that the
death benefit will not
be less than the greater
of (1) your Contract
value; (2) total
purchase payments
(adjusted for
withdrawals); or (3)
your “Highest
Anniversary Value” as
of the fifth Contract
Anniversary (adjusted
for withdrawals)
		Standard	None	•Withdrawals could significantly reduce the benefit.
Annual Step-Up Death Benefit	Guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” as of each Contract Anniversary adjusted for withdrawals.	Optional	0.20% as a percentage of your average Account Balance	•Withdrawals could significantly reduce the benefit. •You may not purchase this benefit if You are 78 years of age or older. •Available only at issue.
Enhanced Death Benefit (EDB Max I, EDB II)	Guaranteed the amount of the death benefit would be the greater of: (1) The Account Value; or (2) The Death Benefit Base.	Optional	1.50% as a percentage of the Death Benefit Base	•Age restrictions apply. •Availability subject to state restrictions. •Withdrawals could significantly reduce the benefit.

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Earnings Preservation Benefit
The Earnings
Preservation Benefit is
intended to provide
additional amounts at
death to pay expenses
that may be due upon
your death. Provides an
additional benefit
equal to the difference
between (1) Your death
benefit, and (2) Total
purchase payments not
withdrawn.
		Optional	0.25% annually of the average daily value of the amount You have in the Separate Account.	•If You selected the Earnings Preservation Benefit, You could not have selected an EDB. •You could not have purchased this benefit if You were 78 years of age or older.
Guaranteed Minimum Income Benefit (GMIB Max I, GMIB Plus III, GMIB Plus II, GMIB II)	Designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-out phase.	Optional	1.50% of your Guaranteed Minimum Income Base
•No longer available
for sale.
•Benefit limits
available investment
options.
•You could not have
this benefit and
another living
benefit (Guaranteed
Withdrawal Benefit
or Guaranteed
Lifetime Withdrawal
Benefit) in effect at
the same time.
•Age restrictions
apply.
•May only be
exercised after a
10-year waiting
period.
•Availability subject
to state.
•Cannot be
terminated (other
than through
election of the
Guaranteed
Principal Option, if
applicable).
•Withdrawals could
significantly reduce
the benefit.

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Lifetime Withdrawal Guarantee Benefit (LWG II)
Guaranteed Payments
for Life. So long as You
make your first
withdrawal on or after
the date You reach age
59 1∕2, the LWG
guarantees that we will
make payments to You
over your lifetime, even
if your Remaining
Guaranteed
Withdrawal Amount
and/or Account
Balance decline to
zero.
		Optional	1.80% of your Total Guaranteed Withdrawal Amount	•No longer available for sale. •Age restrictions apply. •You could not have this benefit and the Enhanced GWB at the same time.
Enhanced Guaranteed Withdrawal Benefit
Designed to guarantee
that at least the entire
amount of purchase
payments You make
will be returned to You
through a series of
withdrawals (without
annuitizing),
regardless of
investment
performance, as long as
withdrawals in any
Contract Year do not
exceed the maximum
amount allowed.
		Optional	1.00% of the Guaranteed Withdrawal Amount.	•No longer available for sale. •Age restrictions apply. •Withdrawals could significantly reduce the benefit. •You could not have this benefit and the LWG at the same time.
The Equity Generator®	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Standard	None
•If your Fixed Interest
Account Balance at
the time of a
scheduled transfer is
zero, this strategy is
automatically
discontinued.
•Not available in C
Class Contracts or
Contracts issued in
New York State and
Washington State
with any living
benefit or an EDB.
Not available with
the GMIB Max I or
the EDB Max I.

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
The Rebalancer®
You select a specific
asset allocation for
your entire Account
Balance from among
the Divisions and the
Fixed Interest Account,
if available. Each
quarter we transfer
amounts among these
options to bring the
percentage of your
Account Balance in
each option back to
your original
allocation.
		Standard	None	•In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.
The Index Selector®
You may select one of
five asset allocation
models which are
designed to correlate
to various risk
tolerance levels. Each
quarter the percentage
in each of the Divisions
in which the model
invests and any Fixed
Interest Account is
brought back to the
selected model
percentage by
transferring amounts
among the Divisions
and any Fixed Interest
Account
		Standard	None
•not available if You
choose the Option
(B) Investment
Allocation
Restrictions. The
Moderate to
Aggressive and
Aggressive Models
are not available
with the EDB II,
EDB I, the GMIB
Plus III, the GMIB
Plus II or the LWG II.
The Index Selector is
not available if You
choose the GMIB
Max I or the EDB
Max I.

The Allocator
Each month a dollar
amount you choose is
transferred from the
Fixed Interest Account
to any of the Divisions
You choose. You select
the day of the month
and number of months
over which the
transfers will occur.
		Optional	None	•You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Enhanced Dollar Cost Averaging Program
Each month, for a
specified period, a
portion of a specified
dollar amount of a
purchase payment that
You have agreed to
allocate to the
Enhanced Dollar Cost
Averaging Program will
be transferred from the
program to any of the
Divisions You choose.
		Optional	None
•The Enhanced Dollar
Cost Averaging
Program is not
available to the B
Plus and the C
Class Contracts or to
purchase payments
which consist of
money exchanged
from other MetLife
or its affiliates’
annuities

Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement	Allows you to withdraw money without a Withdrawal Charge in the event of nursing home or hospital confinement, subject to certain conditions	Standard	No Charge
•Only available after
the first Contract
Year.
•Age restrictions,
ownership
requirements and
doctor certification
requirements apply.
•Must be approved in
your state.
•You must meet
certain length of
confinement
requirements.

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Waiver of Withdrawal Charge for Terminal Illness	Allows you to withdraw money without a Withdrawal Charge in the event of a terminal illness, subject to certain conditions	Standard	No charge
•Only available after
the first Contract
Year.
•Age restrictions,
ownership
requirements and
doctor certification
requirements apply.
•must be approved in
your state.
•Certain
requirements
relating to the
nature of the
terminal illness
apply.
•You had not been
diagnosed with the
terminal illness as of
the Contract issue
date.

If your annuity was issued in connection with an employer plan, you should check with your employer regarding the availability of riders.
Death Benefit – Generally
One of the insurance guarantees we provide You under your Contract is that your Beneficiaries will be protected during the “pay-in” phase against market downturns. You name your Beneficiary(ies). This guarantee terminates at the end of the “pay-in” phase. There is no death benefit during the income or “pay-out” phase, however, depending on the income payment type You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary (see “Pay-Out Options (or Income Options)” for more information).
If You intend to purchase the Contract for use with a Traditional IRA or Roth IRA, see “Federal Tax Considerations” for a discussion concerning IRAs.
The Standard Death Benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the EDB Max I, the EDB II, the EDB I and the Earnings Preservation Benefit) are described in the “Optional Death Benefits” section. Check your Contract and optional benefits for the specific provisions applicable to You. You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You may not elect the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit (EDB Max I, EDB II or EDB I). The Earnings Preservation Benefit could be elected with the EDB II in Contracts issued before May 1, 2011, and with the EDB I.
The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional death benefits for the specific provisions applicable to You.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.
Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
If you have a joint owner, the death benefit will be paid when the first owner dies. The surviving Joint Owner will be the primary Beneficiary and any other Beneficiary designation will be treated as a contingent Beneficiary unless instructed otherwise.
Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. If You purchased the Contract as a deceased person’s Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See “Federal Tax Considerations” for more information.
If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.
If You are a natural person and You change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Value on the date of the change in Contract Owner.
Spousal Continuation. If the Beneficiary is your spouse, the Beneficiary may be substituted as the Owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division, Enhanced Dollar Cost Averaging Program and the Fixed Interest Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable Withdrawal Charges except for that portion of the Account Value that is equal to the “step-up” portion of the death benefit.
If the spouse continues the Contract, the second death benefit payable upon the death of the spouse is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes a GMIB optional benefit or both the GMIB and an EDB optional benefit, the Annual Increase Amount for the GMIB optional benefit or both the GMIB and EDB optional benefits is also reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract.
Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.
Any reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Spousal Beneficiaries. While the Code may permit Eligible Designated Beneficiary to "stretch" distribution of payments over his or her life expectancy, this option may not be available at MetLife. Your beneficiary should consult with his or her own independent tax advisor to discuss alternate options for stretching death benefit payments.
Total Control Account. The Beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You, subject to our current established administrative procedures and requirements.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
EDB and Decedent Contracts. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service required distribution rules, You may not purchase an EDB.

Standard Death Benefit
The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payments less partial withdrawals; or (3) your “Highest Anniversary Value” (as described below) as of each fifth Contract Anniversary.
If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:
1.
Your Account Value; or
2.
Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or
3.
“Highest Anniversary Value” as of each fifth Contract Anniversary, determined as follows:
•
At issue, the Highest Anniversary Value is your initial purchase payment;
•
Increase the Highest Anniversary Value by each subsequent purchase payment;
•
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);
•
On each fifth Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.
•
After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
•
Increase the Highest Anniversary Value by each subsequent purchase payment or
•
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value before the withdrawal.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Value	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2019	$104,000 (= greater of A and B)
D	Account Value	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2020	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2020	$9,000

		Date	Amount
G	Percentage Reduction in Account Value	10/2/2020	10% (= F/D)
H	Account Value after Withdrawal	10/2/2020	$81,000 (= D–F)
I	Purchase Payments reduced for Withdrawal	As of 10/2/2020	$90,000 (= A–(A × G))
J	Death Benefit	10/2/2020	$90,000 (= greater of H and I)
K	Account Value	10/1/2023	$125,000
L	Death Benefit (Highest Anniversary Value)	As of 10/1/2023 (Fifth Anniversary)	$125,000 (= greater of I and K)
M	Account Value	10/2/2023	$110,000
N	Death Benefit	As of 10/2/2023	$125,000 (= greatest of I, L, M)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.
Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
Optional Death Benefits
Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or (2) your “Highest Anniversary Value” (as described below) as of each Contract Anniversary. You may not purchase this benefit if You are 80 years of age or older.
You could have purchased at application a death benefit that provides that the death benefit amount is equal to the greater of:
1.
The Account Value; or
2.
“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:
•
At issue, the Highest Anniversary Value is your initial purchase payment;
•
Increase the Highest Anniversary Value by each subsequent purchase payment;
•
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
•
On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.
•
After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
•
Increase the Highest Anniversary Value by each subsequent purchase payment or

•
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value immediately before the withdrawal.
You could not have purchased this benefit if You were 78 years of age or older.
The Annual Step-Up Death Benefit was available for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Value	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2019	$104,000 (= greater of A and B)
D	Account Value	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2020	$104,000 (= greater of B and D)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Value	10/2/2020	10% (= F/D)
H	Account Value after Withdrawal	10/2/2020	$81,000 (= D–F)
I	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2020	$93,600 (= E–(E × G))
J	Death Benefit	10/2/2020	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.
The Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
Enhanced Death Benefits
EDB Max I
The EDB Max I is no longer available for purchase. The EDB Max I was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and you either (a) had not elected any living benefit or (b) had elected the GMIB Max I. If You select the EDB Max I, You may not select the Earnings Preservation Benefit. The EDB Max I is not available with a B Plus Class or C Class Contract in Washington or New

York State. The Enhanced Death Benefit (“EDB”) optional benefits are referred to in your Contract and optional benefit as the “Guaranteed Minimum Death Benefit” or “GMDB”.
Description of the EDB Max I
If You select the EDB Max I, the amount of the death benefit will be the greater of:
(1)
The Account Value; or
(2)
The Death Benefit Base.
The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 6% per year.
The Death Benefit Base is the greater of (a) or (b) below:
(a)
Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
(b)
Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
Annual Increase Rate. As noted above, we calculate a Death Benefit Base under the EDB Max I that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is the greater of:
(a)
6%; or
(b)
the required minimum distribution rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
The required minimum distribution rate equals the greater of:

(1)
the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
(2a)
if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 6% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See Description of the EDB Max I.)
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB Max I” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the required minimum distribution rate) is greater than item (a) above, and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to 6% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the EDB.
After the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or
(b)
(1) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or to the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a), immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate or the Annual Increase Amount (6%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we may reset the EDB Max I charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge(1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Max I optional benefit and the EDB Max I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
(1)
resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and
(2)
may reset the EDB Max I charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Optional Step-Up.
Investment Allocation Restrictions for the EDB Max I. For a detailed description of the EDB Max I investment allocation restrictions see “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I.”
If You elect the EDB Max I, You may not participate in any dollar cost averaging program. However, You may elect to participate in the Enhanced Dollar Cost Averaging (“EDCA”) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.
If You elect the EDB Max I, You must allocate 100% of your Purchase Payments and Account Value among the Investment choices listed in “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I” and You will not be able to allocate Purchase Payments or Account Value to the Fixed Interest Account or to the BlackRock Ultra-Short Term Bond Division.
The investment choices listed in “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I” (other than the MetLife Aggregate Bond Index Portfolio and the Western Asset Management® Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the EDB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if the EDB Max I is not selected may offer the potential for higher returns. Before You select the EDB Max I, You and your sales representative should carefully consider whether the investment choices available with EDB Max I meet your investment objectives and risk tolerance.
Restrictions on Investment Allocations if the EDB Max I Terminates. If the EDB Max I terminates, the investment allocation restrictions described in “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I” will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Interest Account. However, if You elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I” will continue to apply.
Potential Restrictions on Subsequent Purchase Payments for EDB Max I. In the future, we may choose not to permit owners of existing Contracts with the EDB Max I to make subsequent purchase payments if: (a) the EDB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the EDB Max I offered to new customers (for example, if we change the EDB Max I charge; see your Contract schedule for a list of the other changes). We will notify Owners of Contracts with EDB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I.”
Current Restrictions on Subsequent Purchase Payments for the EDB Max I.
•
If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the Exchange on September 30, 2011, and You elected the GMIB Max I and/or EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013.
•
If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the Exchange on September 30, 2011, and on or before October 7, 2011, and You elected the GMIB Max I and/or the EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on February 24, 2012.
If we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the “General — When We Can Cancel Your Contract” section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.
Terminating the EDB Max I. EDB Max I will terminate upon the earliest of:

(a)
The date You make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);
(b)
The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;
(c)
The date You elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);
(d)
A change of the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(e)
The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(f)
The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or
(g)
Termination of the Contract to which the benefit is attached.
Under our current administrative procedures, we will waive the termination of the EDB Max I if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
The EDB Max I and Annuitization. Since the Annuity Date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years after issue of your Contract, You must make an election if You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with EDB Max I, if You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Value under the Contract’s pay-out option provisions; or
(2)
Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for the Contract at the time of purchase or the current annuity rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.
If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program with the EDB Max I
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.

Used with the EDB Max I, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max I.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 6% of the Annual Increase Amount at the beginning of the Contract Year with the EDB Max I. Any amounts above 6% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected the EDB Max I, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments totaling 6% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max I.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
EDB Max I — Examples
The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB Max I. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB Max I is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code)
(1)
Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the EDB Max I is selected. Assume that during the first Contract Year, $6,000 is withdrawn. Because the withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 6% per year, compounded annually, less $6,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary

Assume the initial purchase payment is $100,000 and the EDB Max I is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($106,000) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $95,400 ($106,000 x 10% = $10,600; $106,000 – $10,600 = $95,400). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $101,124 ($95,400 increased by 6% per year, compounded annually).
(2)
The Annual Increase Amount
Example
Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner’s 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $179,085 ($100,000 increased by 6% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a death benefit based on the Annual Increase Amount
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 6% per year, until the Contract Anniversary on or following the Contract Owner’s 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).
(3)
The Highest Anniversary Value
Example
Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000).
Determining a death benefit based on the Highest Anniversary Value
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).
(4)
Putting It All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $140,000 due to poor market performance. Because the Annual Increase Amount ($179,085) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($179,085) is used as the Death Benefit Base. Because the Death Benefit Base ($179,085) is greater than the Account Value ($140,000), the Death Benefit Base will be the death benefit amount.
The above example does not take into account the impact of premium taxes and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.
(5)
The Optional Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.
The effect of the Optional Step-Up election is:
(1)
The Annual Increase Amount resets from $106,000 to $110,000; and
(2)
The EDB Max I charge is reset to the fee we charge new Contract Owners for the EDB Max I at that time.
The Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the Annual Increase Amount.
(6)
The Optional Step-Up: Automatic Annual Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and

You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets from $106,000 to $110,000; and
(2)
The EDB Max I charge is reset to the fee we charge new Contract Owners for the EDB Max I at that time.
The Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets from $116,600 to $120,000; and
(2)
The EDB Max I charge is reset to the fee we charge new Contract Owners for the EDB Max I at that time.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets to the higher Account Value; and
(2)
The EDB Max I charge is reset to the fee we charge new Contract Owners for the EDB Max I at that time.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $180,200 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB Max I charge remains at its current level.
(7)
Required Minimum Distribution Examples
The following examples only apply to IRAs and other Contracts subject to Section 401(a)(9) of the Code. Assume an IRA contract is issued on September 1, 2014 and the EDB Max I is selected. Assume that on the first Contract Anniversary (September 1, 2015), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this contract is $6,000, and the required minimum distribution amount for 2016 with respect to this contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the account value is $100,000. On the second Contract Anniversary, the Annual Increase Rate is the greater of:
(a)
6%;

(b)
the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);
(2a)
if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 6% of the Annual Increase amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), (1) is equal to $7,200 divided by $100,000, or 7.2%.
(i)
Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August 2016). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2016, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 – $6,800 = $100,400.
(Why does the Contract Owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.)
(ii)
Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 – $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from

September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 – $7,200 = $100,000.
(iii)
Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the Annual Increase Rate will be 6% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 × 7.25% = $7,250; $100,000 – $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315 ($92,750 increased by 6% per year compounded annually).
(iv)
No Withdrawals
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).
EDB II
The EDB II is no longer available for purchase. The EDB II was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and you either (a) had not elected any living benefit or (b) had elected the GMIB Plus III. If You select the EDB II, You may not select the Earnings Preservation Benefit. The EDB II is not available with a B Plus Class or C Class Contract in Washington or New York State. The EDB optional benefits are referred to in your Contract and optional benefit as the “Guaranteed Minimum Death Benefit” or “GMDB”.
Description of the EDB II
If You select the EDB II, the amount of the death benefit will be the greater of:
(1)
The Account Value; or
(2)
The Death Benefit Base.
The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.
The Death Benefit Base is the greater of (a) or (b) below:
(a)
Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal

Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
(b)
Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
Annual Increase Rate. As noted above, we calculate a Death Benefit Base under the EDB II that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is the greater of:
(a)
5%; or
(b)
the required minimum distribution rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
The required minimum distribution rate equals the greater of:
(1)
the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
(2a)
if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under the (i) Systematic Withdrawal Program (up to a maximum of 5% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date, on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See Description of the EDB II).
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB II” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the required minimum distribution rate) is greater than item (a) above, and your total withdrawals during a Contract Year divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the EDB.
After the Contract Anniversary immediately prior to the Owner’s 91st birthday, the Annual Increase Rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or
(b)
(1) if total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a), immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.

Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Optional Step-Up
On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate or the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we may reset the EDB II charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the EDB II optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and the charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive your request to exercise the Optional Step-Up in writing or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
(a)
resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and
(b)
may reset the EDB II charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%), or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the Optional Step-Up.
Investment Allocation Restrictions for the EDB II. For a detailed description of the EDB II investment allocation restrictions see “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I.”
If You elect the EDB II, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging (“EDCA”) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the EDB II are restricted as described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Restrictions on Subsequent Purchase Payments — GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II.”
Terminating the EDB II. The EDB II will terminate upon the earliest of:
(a)
The date You make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);
(b)
The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;
(c)
The date You elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);
(d)
A change of the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(e)
The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(f)
The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or
(g)
Termination of the Contract to which the benefit is attached.
Under our current administrative procedures, we will waive the termination of the EDB II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
EDB II and Annuitization. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue. You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (See “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with EDB II, if You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Value under the Contract’s pay-out option provisions; or
(2)
Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for this Contract at the time of purchase or the current annuity rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.
If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10 Year Guarantee Period income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB II
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.
Used with the EDB II, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the death benefit base on a proportionate basis. (Reducing the death benefit base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money – Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year with the EDB II. Any amounts above 5% that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected EDB II and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis and have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
EDB II — Examples
The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB II. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB II is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code).
(1)
Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the EDB II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the EDB II is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 – $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(2)
The Annual Increase Amount
Example
Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual

Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner’s 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a death benefit based on the Annual Increase Amount
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per year, until the Contract Anniversary on or following the Contract Owner’s 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).
(3)
The Highest Anniversary Value
Example
Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000).
Determining a death benefit based on the Highest Anniversary Value
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).
(4)
Putting It All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $150,000 due to poor market performance. Because the Annual

Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Value ($150,000), the Death Benefit Base will be the death benefit amount.
The above example does not take into account the impact of premium taxes and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.
(5)
The Optional Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.
The effect of the Optional Step-Up election is:
(1)
The Annual Increase Amount resets from $105,000 to $110,000; and
(2)
The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.
The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the Annual Increase Amount.
(6)
The Optional Step-Up: Automatic Annual Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Up to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets from $105,000 to $110,000; and
(2)
The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.
The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets from $115,500 to $120,000; and
(2)
The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount and an Optional

Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets to the higher Account Value; and
(2)
The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB II charge remains at its current level.
(7)
Required Minimum Distribution Examples
The following examples only apply to IRAs and other Contracts subject to Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2014 and the EDB II is selected. Assume that on the first Contract Anniversary (September 1, 2015), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this Contract is $6,000, and the required minimum distribution amount for 2016 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:
(a)
5%;
(b)
the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)
the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);
(2a)
if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.

Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), (1) is equal to $7,200 divided by $100,000, or 7.2%.
(i)
Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August 2016). Assuming the Contract Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2016, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 – $6,800 = $100,400).
Why does the Contract Owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.
(ii)
Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 – $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 – $7,200 = $100,000.
(iii)
Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the Annual Increase Rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 × 7.25% = $7,250; $100,000 – $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).
(iv)
No Withdrawals
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1,

2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).
The EDB I
The EDB I is no longer available for purchase. The EDB I was available with Contracts issued on or before July 16, 2010.
The EDB I is identical to EDB II with the following exceptions:
(1)
The EDB I death benefit base and withdrawal adjustments are calculated as described above for EDB II except that the annual increase rate is 5% per year through the Contract Anniversary prior to the Owner’s 91st birthday and 0% thereafter. Item (b) under “Annual Increase Rate” above (regarding the required minimum distribution rate) does not apply to the calculation of the death benefit base or the withdrawal adjustments under EDB I.
(2)
The optional benefit charges for the EDB I were different.
(3)
The Earnings Preservation Benefit could be elected with the EDB I.
For Contracts issued based on applications and necessary information received in Good Order at your Administrative Office on or before May 1, 2009, we offered an earlier version of the EDB I that is also no longer available. The earlier version is the same as the EDB I described above except that: (a) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6%; (b) different investment allocation restrictions apply (see “Investment Allocation Restrictions For Certain Optional Benefits”); and (c) different optional benefit charges apply.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the EDB I are restricted as described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Restrictions on Subsequent Purchase Payments — GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II.”
Earnings Preservation Benefit
You could have purchased this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If You select the Earnings Preservation Benefit, You may not select the EDB Max I or EDB II. (The Earnings Preservation Benefit may be elected with the EDB II in Contracts issued before May 1, 2011 and with the EDB I.)
This benefit provides that an additional death benefit is payable equal to:
The difference between
1.
Your death benefit (either the standard death benefit or an optional death benefit for which You pay an additional charge); and
2.
Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:
1.
The difference between
a.
Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
b.
Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.
2.
In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:
Purchase Age	Percentage
Ages 69 or younger	40%
Ages 70-77	25%
Ages 78 and above	0%
You could not have purchased this benefit if You were 78 years of age or older.
If the spouse continues the Contract, the spouse can choose one of the following two options:
•
Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse’s age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.
•
Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.
If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.
If You are a natural person and You change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract Owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.
If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.
The Earnings Preservation Benefit was available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.

Example:
		Date	Amount
A	Purchase Payments Not Withdrawn	10/1/2018	$100,000
B	Death Benefit	10/1/2019	$105,000
C	Additional Death Benefit	10/1/2019	$2,000 (= 40% × (B – A))
D	Account Value	10/1/2020	$90,000
E	Withdrawal	10/2/2020	$9,000
F	Account Value after Withdrawal	10/2/2020	$81,000 (= D – E)
G	Purchase Payments Not Withdrawn	10/2/2020	$91,000
			(= A – E, because there is no gain at time of withdrawal)
H	Death Benefit	10/2/2020	$99,238
I	Additional Death Benefit		$3,295 (= 40% × (H – G))
Notes to Example:
Purchaser is age 60 at issue.
Any Withdrawal Charge from the Account Value is included when determining the percentage of Account Value withdrawn.
The Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
All amounts are rounded to the nearest dollar.
Living Benefits
Overview of Living Benefits
We offer a suite of optional living benefits that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one version of these optional benefits may be elected, and the optional benefit must be elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit.
We offer two types of living benefits:
Guaranteed Income Benefits	Guaranteed Withdrawal Benefits
•GMIB Max I	•LWG II
•GMIB Plus III and GMIB Plus II	•Enhanced GWB
•GMIB II

Our guaranteed income benefits are designed to allow You to invest your Account Value in the market while at the same time assuring a specified guaranteed, level of minimum fixed income payments if You elect to annuitize. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Value at the time You elect pay-outs. Prior to exercising this benefit and annuitizing your Contract, You may make withdrawals up to a maximum level specified in the optional benefit and still maintain the benefit amount.
These optional benefits are designed to guarantee that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals (without annuitizing), regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed. With the LWG, You get the same benefits, but in addition, if You make your first withdrawal on or after the date You reach age 59 1∕2, You are guaranteed income for your life (and, for states other than New York, the life of your spouse, if the Joint Life version was elected and the spouse elects to continue the Contract and is at least age 59 1∕2 at spousal continuation), even after the entire amount of purchase payments has been returned.
Guaranteed Income Benefits
At the time You buy the Contract, You may elect a guaranteed income benefit (“GMIB”) for an additional charge. Each version of this optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. However, if applying your actual Account Value at the time You annuitize the Contract to then-current annuity purchase rates (outside of the optional benefit) produces higher income payments, You will receive the higher payments, and thus You will have paid for the optional benefit even though it was not used. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.
There are four different versions of the GMIB that have been available with this Contract, GMIB Max I, GMIB Plus III, GMIB Plus II and GMIB II. Please check with your sales representative whether GMIB Max I and/or GMIB Plus III are available in your state. None of the GMIBs are available for sale.
There may be versions of each optional guaranteed income benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.
You may not have this optional benefit and another optional living benefit (LWG or GWB) in effect at the same time. Once elected, the optional benefit cannot be terminated except as discussed below.
Facts About Guaranteed Income Benefits
Income Base and GMIB Income Payments. Under all versions of the GMIB, we calculate an “income base” (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. It is important to recognize that this income base is not available for cash withdrawals and does not establish or guarantee your Account Value or a minimum return for any Division. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).
The GMIB Annuity Table. The GMIB Annuity Table is specified in the rider. For GMIB Max I and GMIB Plus III in Contracts issued after February 25, 2011, this table is calculated based on the Annuity 2000 Mortality Table with 10 years of Mortality improvement based on projection scale AA and a 10-year age set back with interest of 1.0% per year. For GMIB Plus III and GMIB Plus II in Contracts issued from May 4, 2009 through February 25, 2011, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year for GMIB II and GMIB Plus II contracts issued prior to February 24, 2009. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). For GMIB Max I, GMIB Plus III and GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your annuity date to then-current annuity purchase rates.
If You exercise a GMIB optional benefit, your income payments will be the greater of:
•
the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
•
the income payment determined for the same income type in accordance with the base Contract. (See “Pay-Out Options (or Income Options)”.)
If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.
Ownership. If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the income base and GMIB income payments.
If Joint Owners are named, the age of the older Joint Owner will be used to determine the income base and GMIB income payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, “You” always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
GMIB and Decedent Contracts. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service (“IRS”) required distribution rules, You may not purchase a GMIB optional benefit.
Description of GMIB Max I
The GMIB Max I is no longer available for purchase. The GMIB Max I is available only for Contract Owners up through age 78 and You can only elect the GMIB Max I at the time You purchase the Contract. The GMIB Max I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary prior to the Contract Owner’s 91st birthday.

Income Base. The Income Base is equal to the greater of (a) or (b) below.
(a)
Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)
Annual Increase Amount: On the date we issue your Contract, the “Annual Increase Amount” is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
For Contracts issued in New York State, the Annual Increase Amount shall not exceed 275% of total purchase payments or, if greater, 275% of the Annual Increase Amount as of the most recent Optional Step-Up for GMIB Max I (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 275% of the new, higher Annual Increase Amount, if it is greater than 275% of your Purchase Payments.
Annual Increase Rate. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount you receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is the greater of:
(a)
6%; or
(b)
the required minimum distribution rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
The required minimum distribution rate equals the greater of:
(1)
the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;

(2a)
if You enroll only in our automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 6% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See Description of GMIB Max I Income Base.)
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB Max I” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the required minimum distribution rate) is greater than item (a) above, and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to 6% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.
During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal (including any applicable Withdrawal Charge); or
(b)
If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.
Partial annuitizations are not permitted.
In determining the GMIB Max I income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (6%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Max I optional benefit and the EDB Max I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)

We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
(1)
resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)
resets the waiting period to exercise the GMIB Max I to the 10th Contract Anniversary following the date the Optional Step-Up took effect;
(3)
For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (275%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)
may reset the charge beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with your administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing to your Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions for the GMIB Max I. For a detailed description of the GMIB Max I investment allocation restrictions see “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I”.
If You elect the GMIB Max I, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging (“EDCA”) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.
If you elect the GMIB Max I, You must allocate 100% of your Purchase Payments and Account Value among the investment choices listed in “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I,” and You will not be able to allocate Purchase Payments or Account Value to the Fixed Interest Account or to the BlackRock Ultra-Short Term Bond Division.
The investment choices listed in “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I,” (other than the MetLife Aggregate Bond Index Portfolio and the Western Asset

Management® Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if the GMIB Max I is not selected may offer the potential for higher returns. Before You select the GMIB Max I, You and your sales representative should carefully consider whether the investment choices available with GMIB Max I meet your investment objectives and risk tolerance.
Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates. If the GMIB Max I terminates (see “Terminating the GMIB Max I”), or if You elected both the GMIB Max I and the EDB Max I and both optional benefits terminate, the investment allocation restrictions described in “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I” will no longer apply and you will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices but not to the Fixed Interest Account. However, if you elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under “Purchase — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I” will continue to apply.
Potential Restrictions on Subsequent Purchase Payments for GMIB Max I. In the future we may choose not to permit Owners of existing Contracts with GMIB Max I to make subsequent purchase payments if: (a) GMIB Max I is no longer available to new customers, or (b) we make certain changes to the terms of GMIB Max I offered to new customers (for example, if we change the GMIB Max I charge; see your Contract schedule for a list of the other changes). We will notify Owners of Contracts with GMIB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I.”
Current Restrictions on Subsequent Purchase Payments for GMIB Max I
•
If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the Exchange on September 30, 2011, and You elected the GMIB Max I and/or EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013.
•
If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the Exchange on September 30, 2011, and on or before October 7, 2011, and You elected the GMIB Max I and/or the EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on February 24, 2012.
If we have imposed restrictions on subsequent purchase payments on your Contract, we will permit you to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the “General — When We Can Cancel your Contract” section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.

If the GMIB Max I rider terminates (see “Living Benefits — Guaranteed Income Benefits — Terminating the GMIB Max I”), or if you elected both the GMIB Max I and the EDB Max I riders and they both terminate, the restrictions on subsequent purchase payments described above will no longer apply. However, if you elected both the GMIB Max I and the EDB Max I riders, and only the GMIB Max I rider has terminated, the restrictions on subsequent purchase payments described above will continue to apply.
Guaranteed Principal Option. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner’s 91st birthday, You may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.
By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)
is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option); and
(b)
the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.
The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Max I may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Max I for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Max I will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue. If You only elected the GMIB Max I, the investment allocation restrictions and subsequent purchase payments restrictions, described above, will no longer apply (except as described above under “Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates”). If You elected both the GMIB Max I and the EDB Max I, the EDB Max I investment allocation restrictions and subsequent purchase payments restrictions described in “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I” will continue to apply.
The Guaranteed Principal Option is not available in the state of Washington.
Exercising the GMIB Max I. If You exercise the GMIB Max I, You must select to receive income payments under one of the following income types:
(1)
Lifetime Income Annuity with a 5-Year Guarantee Period.

(2)
Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years. (See “Pay-Out Options (or Income Options).”) For Contracts issued in New York State only, this income payment type is only available if the youngest Annuitant’s attained age is 35 or older.
These options are described in the Contract and the GMIB Max I rider.
The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your annuity date to then current annuity purchase rates.
If You exercise the GMIB Max I, your income payments will be the greater of:
•
the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
•
the income payment determined for the same income payment type in accordance with the base Contract. (See “Pay-Out Options (or Income Options).”)
If the amount of the guaranteed minimum lifetime income that the GMIB Max I produces is less than the amount of annuity income that would be provided by applying Account Value on the Annuity Date to the then current annuity purchase rates, then You would have paid for a benefit You did not use.
If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see “When We Can Cancel Your Contract”), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Pay Out Rates. (Does not apply to Contracts issued in New York State.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max I purchase rates are enhanced under the following circumstances, if:
(a)
You take no withdrawals prior to age 62;
(b)
Your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and
(c)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;
Then the annual income payments under the GMIB Max I will equal or exceed 5% of the income base (calculated on the date the payments are determined.)
For example if an Owner dies and the Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Max I. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse’s eligibility for the enhanced payout rates described above is based on the Owner’s age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner’s spouse continued the Contract and the GMIB Max I, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the enhanced payout rates described above is based on the spouse’s age when the spouse begins to take withdrawals.
Alternatively, the GMIB Max I purchase rates are enhanced under the following circumstances, if:
(a)
You take no withdrawals prior to age 70;
(b)
Your Account Value is fully withdrawn or decreases to zero on or after age 70 and there is an income base remaining; and
(c)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Max I will equal or exceed 6% of the income base (calculated on the date the payments are determined).
Enhanced Pay Out Rates. (For New York State Only.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max I purchase rates are enhanced under either of the following circumstances, if:
(a)
the Contract was issued on or after age 59;
(b)
You take no withdrawals prior to age 62;
(c)
your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and
(d)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Max I will equal or exceed 5% of the income base (calculated on the date the payments are determined).
Or:
(a)
the Contract was issued on or after age 65;
(b)
You take no withdrawals prior to age 70;
(c)
Your Account Value is fully withdrawn or decreases to zero on or after age 70 and there is an income base remaining; and
(d)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Max I will equal or exceed 6% of the income base (calculated on the date the payments are determined).
If You choose not to receive income payments as guaranteed under the GMIB Max I, You may elect any of the pay-out options under the Contract.
If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.

Terminating the GMIB Max I. The GMIB Max I will terminate upon the earliest of:
(a)
The 30th day following the Contract Anniversary on or following your 90th birthday;
(b)
The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).
(c)
The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Max I (a pro rata portion of the annual optional benefit charge will be assessed);
(d)
Death of the Contract Owner or Joint Contract Owner (unless the spouse  —  aged 89 or younger  —  is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;
(e)
A change for any reason of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person) subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(f)
The effective date of the Guaranteed Principal Option or;
(g)
The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).
If a Contract Owner or Joint Contract Owner dies and:
•
the spouse elects to continue the Contract and the GMIB Max I optional benefit under termination provision (d) above; and
•
before the 10-year waiting period to exercise the GMIB Max I optional benefit has elapsed, the GMIB Max I optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 90th birthday);
We will permit the spouse to exercise the GMIB Max I optional benefit within the 30 days following the Contract Anniversary on or following his or her 90th birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Max I if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
When the GMIB Max I terminates, the corresponding GMIB Max I charge terminates and the GMIB Max I investment allocation and subsequent purchase payment restrictions, described above, will no longer apply (except as described above under “Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates”). However, if you elected both the GMIB Max I and the EDB Max I riders, and only the GMIB Max I rider has terminated, the investment allocation restrictions and subsequent purchase payments restrictions described above will continue to apply.
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB Max I
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.

Used with the GMIB Max I, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Max I income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of annuity payments under the GMIB Max I.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 6% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 6% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect GMIB Max I and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 6% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Max I.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
Note on Graphs and Examples:
The purpose of these examples is to illustrate the operation of the GMIB Max I optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges or income taxes or tax penalties.
(1)
Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 6% of the Annual Increase Amount from the Contract Anniversary.
Assume the initial purchase payment is $100,000 and the GMIB Max I is selected. Assume that during the first Contract Year, $6,000 is withdrawn. Because the withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on dollar-for-dollar basis to $100,000 ($100,000 increased by 6% per year, compounded annually, less $6,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually).

Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary.
Assume the initial purchase payment is $100,000 and the GMIB Max I is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($106,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $95,400 ($106,000 x 10% = $10,600; $106,000 - $10,600 = $95,400). (If multiple withdrawals are made during a Contract Year – for example, a $4,500 withdrawal and a $5,500 withdrawal instead of a single $10,000 withdrawal – and those withdrawals total more than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $101,124 ($95,400 increased by 6% per year, compounded annually).
(2)
The Annual Increase Amount
Example
Assume the Contract Owner is male, age 55 at issue, and he elects the GMIB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner’s 90th birthday). At the tenth Contract Anniversary, when he is age 65, the Annual Increase Amount is $179,085 ($100,000 increased by 6% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a value upon which future income payments will be based
Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions you selected. Your purchase payments accumulate at the annual increase rate of 6%, until the Contract Anniversary on or immediately after the Contract Owner’s 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 275% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 6% each year adjusted for withdrawals and charges the “Annual Increase Amount of the Income Base”) is the value upon which future income payments can be based.

Determining Your guaranteed lifetime income stream
Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(3)
The “Highest Anniversary Value” (“HAV”)
Example
Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000). See section (4) below for an example of the exercise of the GMIB Max I.
Determining a value upon which future income payments will be based

Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

Determining Your guaranteed lifetime income stream
Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(4)
Putting it All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Max I at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the Annual Increase Amount ($179,085) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($179,085) is used as the income base. The income base of $179,085 is applied to the GMIB Annuity Table. This yields income payments of $586 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 70, the income base of $179,085 would yield monthly payments of $672; if the Contract Owner were age 75, the income base of $179,085 would yield monthly payments of $788.)

Determining a value upon which future income payments will be based
Assume the Contract Owner, a New York resident, chooses to exercise the GMIB Max I optional benefit at the 20th Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 275% of the total purchase payments, which equals $275,000. Because the Annual Increase Amount ($275,000) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($275,000) is used as the income base. The income base of $275,000 is applied to the GMIB Annuity Table. This yields income payments of $1,210 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 80, the income base of $275,000 would yield monthly payments of $1,449.)
The above example does not take into account the impact of premium taxes and other taxes. As with other payout types, the amount you receive as an income payment depends on the income type you select, your age, and your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
Prior to annuitization, the two calculations (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Max I may only be exercised no later than the Contract Anniversary on or following the Owner’s 90th birthday, and then only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract rider is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, you will have paid for the GMIB although it was never used.

(5)
The Guaranteed Principal Option  —  Graph and Example
Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.
The effect of exercising the Guaranteed Principal Option:
1)
A Guaranteed Principal Adjustment of $100,000 – $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.
2)
The GMIB Max I benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value the Contract continues.
3)
The GMIB Max I allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except as described above under “Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates”).
*
Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract’s issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(6)
The Optional Step-Up: Optional Automatic Annual Step-up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the Income Base for GMIB Max I increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets from $106,000 to $110,000;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the first Contract Anniversary;
(3)
The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at that time; and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The Annual Increase Amount of the Income Base increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets from $116,600 to $120,000;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the second Contract Anniversary;
(3)
The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at that time; and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets to the higher Account Value;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the date of the Optional Step-Up;
(3)
The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at the time; and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume you do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount of the Income Base.

However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount of the Income Base remains at $180,200 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 275% maximum increase limitation). Also, please note:
(1)
The 10-year waiting period to annuitize the Contract under the GMIB Max I remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);
(2)
The charge remains at its current level; and
(3)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
(7)
Required Minimum Distributions Examples
Assume an IRA Contract is issued on September 1, 2014 and the GMIB Max I is selected. Assume that on the first Contract Anniversary (September 1, 2015) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this Contract is $6,000, and the required minimum distribution amount for 2016 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:
(a)
6%; or
(b)
the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)
the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);
(2a) if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or

(2b) if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 6% of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.
(1)
Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August 2016). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2016, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% to $107,200; $107,200 - $6,800 to $100,400.
Why does the Contract Owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.
(2)
Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015, and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.
(3)
Withdrawals in Excess at the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the Annual Increase Rate will be 6% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase

Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315 ($92,750 increased by 6% per year compounded annually).
(4)
No Withdrawals
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0). If the Contract was issued in New York State, the Annual Increase Amount cannot exceed 275% of total purchase payments, or, if greater, 275% of the Annual Increase Amount as of the most recent Optional Step-Up.
Description of the GMIB Plus III
The GMIB Plus III is no longer available for purchase. The GMIB Plus III is available only for Contract Owners up through age 78 and You can only elect the GMIB Plus III at the time You purchase the Contract. The GMIB Plus III may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary prior to the Contract Owner’s 91st birthday.
Income Base
The income base is equal to the greater of (a) or (b) below:
(a)
Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)
Annual Increase Amount: On the date we issue your contract, the “Annual Increase Amount” is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

For Contracts issued in New York State, the Annual Increase Amount shall not exceed 350% of total purchase payments or, if greater, 350% of the Annual Increase Amount as of the most recent Optional Step-Up for GMIB Plus III (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 350% of the new, higher Annual Increase Amount, if it is greater than 350% of your Purchase Payments.
Annual Increase Rate. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount you receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is the greater of:
(a)
5%; or
(b)
the required minimum distribution rate (as defined below).
Item(b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
The required minimum distribution rate equals the greater of:
(1)
the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year;
(2a)
if You enroll only in our automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year; or
(2b)
if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments (See Description of the GMIB Plus III Income Base).
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB Plus III” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the required minimum distribution rate) is greater than item (a) above, and your total withdrawals during a Contract Year divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.
During the 30 day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the annual increase rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal (including any applicable Withdrawal Charge); or
(b)
If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.
Partial annuitizations are not permitted.
In determining the GMIB Plus III income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the EDB II optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
(1)
resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)
resets the waiting period to exercise the GMIB Plus III to the 10th Contract Anniversary following the date the Optional Step-Up took effect;
(3)
For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (350%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)
may reset the charge beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing to your Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions for the GMIB Plus III. For a detailed description of the GMIB Plus III investment allocation restrictions see “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I.”
If You elect the GMIB Plus III, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMIB Plus III are restricted as described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Restrictions on Subsequent Purchase Payments — GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II.”
Guaranteed Principal Option. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner’s 91st birthday, You may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Owners, the age of the older Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.
By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)
is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and
(b)
the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.
For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions.
It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus III may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus III for this feature. The Guaranteed Principal Option feature is not available in Washington State.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus III will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue, and if You only elected the GMIB Plus III, the allocation restrictions and any subsequent purchase payment restrictions, described above, will no longer apply. If You elected both the GMIB Plus III and the EDB II, the EDB II investment allocation restrictions and any subsequent purchase payment restrictions described in “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I” will continue to apply.
The Guaranteed Principal Option is not available in the state of Washington.
Exercising the GMIB Plus III. If You exercise the GMIB Plus III, You must select to receive income payments under one of the following income types:
(1)
Lifetime Income Annuity with a 5-Year Guarantee Period.
(2)
Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of joint Annuitants who are non-spouses is greater than 10 years. (See “Pay-Out Options (or Income Options)”.) (For Contracts issued in New York State, this income type is only available if the youngest Annuitant’s attained age is 35 or older.)
These options are described in the Contract and the GMIB Plus III rider.
The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your annuity date to then current annuity purchase rates.
If You exercise the GMIB Plus III, your income payments will be the greater of:
•
the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
•
the income payment determined for the same income payment type in accordance with the base Contract. (See “Pay-out Options (or Income Options).”)
If the amount of the guaranteed minimum lifetime income that the GMIB Plus III produces is less than the amount of annuity income that would be provided by applying Account Value on the annuity date to the then current annuity purchase rates, then You would have paid for a benefit that You did not use.
If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see “When We Can Cancel your Contract”), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

Enhanced Pay Out Rates. (Does not apply to Contracts issued in New York State.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Plus III purchase rates are enhanced under the following circumstances, if:
(a)
You take no withdrawals prior to age 62;
(b)
your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and
(c)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;
Then the annual income payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).
For example, if an Owner dies and the Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus III. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse’s eligibility for the enhanced payout rates described above is based on the Owner’s age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner’s spouse continued the Contract and the GMIB Plus III, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the enhanced payout rates described above is based on the spouse’s age when the spouse begins to take withdrawals.
Enhanced Pay Out Rates. (For New York State Only.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Plus III purchase rates are enhanced under the following circumstances, if:
(a)
the Contract was issued on or after age 57;
(b)
You take no withdrawals prior to age 62;
(c)
your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and
(d)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).
If You choose not to receive income payments as guaranteed under the GMIB Plus III, You may elect any of the pay-out options under the Contract.
If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently than annually.
Terminating the GMIB Plus III. Except as otherwise provided, the GMIB Plus III will terminate upon the earliest of:
(a)
The 30th day following the Contract Anniversary on or following your 90th birthday;

(b)
The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).
(c)
The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Plus III (a pro rata portion of the annual optional benefit charge will be assessed);
(d)
Death of the Contract Owner or Joint Contract Owner (unless the spouse  —  aged 89 or younger  —  is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;
(e)
A change for any reason of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person) subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(f)
The effective date of the Guaranteed Principal Option or;
(g)
The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).
If a Contract Owner or Joint Contract Owner dies and:
•
the spouse elects to continue the Contract and the GMIB Plus III optional benefit under termination provision (d) above; and
•
before the 10-year waiting period to exercise the GMIB Plus III optional benefit has elapsed, the GMIB Plus III optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 90th birthday);
we will permit the spouse to exercise the GMIB Plus III optional benefit within the 30 days following the Contract Anniversary on or following his or her 90th birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Plus III if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
When the GMIB Plus III terminates, the corresponding GMIB Plus III charge terminates and the GMIB Plus III investment allocation restrictions and any subsequent Purchase Payment restrictions, described above, will no longer apply. If you elected both the GMIB Plus III and EDB II riders, the EDB II investment allocation restrictions and any subsequent Purchase Payment restrictions described in “Purchase — Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, GMIB Plus III, Lifetime Withdrawal Guarantee II, EDB I, and EDB II” will continue to apply.
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the GMIB Plus III
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.

Used with the GMIB Plus III, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Plus III income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of annuity payments under the or GMIB Plus III.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 5% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect GMIB Plus III and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Plus III.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
Note on Graphs and Examples:
The purpose of these examples is to illustrate the operation of the GMIB Plus III optional benefits. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes or tax penalties.
(1)
Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary.
Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary.
Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year  —  for example, two $5,000 withdrawals instead of a single $10,000 withdrawal  —  and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(2)
The Annual Increase Amount
Example
Assume the Contract Owner is male, age 55 at issue, and he elects the GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the Contract Owner’s 91st birthday). At the tenth Contract Anniversary, when he is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a value upon which future income payments will be based
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner’s 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 350% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 5% each year adjusted for withdrawals and charges the “Annual Increase Amount of the Income Base”) is the value upon which future income payments can be based.

Determining Your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(3)
The “Highest Anniversary Value” (“HAV”)
Example
Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus III.
Determining a value upon which future income payments will be based

Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

Determining Your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(4)
Putting it All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Plus III at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary
Value ($155,000), the Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields income payments of $533 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $162,889 would yield monthly payments of $611; if the Owner were age 75, the income base of $162,889 would yield monthly payments of $717.)
Assume the Owner, a New York resident, chooses to exercise the GMIB Plus III optional benefit at the 26th Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 350% of the total purchase payments, which equals $350,000. Because the Annual Increase Amount ($350,000) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($350,000) is used as the income base. The income base of $350,000 is applied to the GMIB Annuity Table. This yields income payments of $1,918 per month for life, with a minimum of 5 years guaranteed. (If the same Owner were instead age 86, the income base of $350,000 would yield monthly payments of $2,258.)
The above example does not take into account the impact of premium taxes and other taxes. As with other payout types, the amount You receive as an income payment depends on the income type You select, your age, and your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
Prior to annuitization, the two calculations (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Plus III may only be exercised no later than the Contract Anniversary on or following the Contract Owner’s 90th birthday, and then only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract optional benefit is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, You will have paid for the GMIB although it was never used.

(5)
The Guaranteed Principal Option  —  Graph and Example
Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.
The effect of exercising the Guaranteed Principal Option:
1)
A Guaranteed Principal Adjustment of $100,000 – $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.
2)
The GMIB Plus III benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value the Contract continues.
3)
The GMIB Plus III allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except as described above under “Restrictions on Investment Allocations if the GMIB Plus III Optional Benefit Terminates.”)
*
Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract’s issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(6)
The Optional Step-Up: Optional Automatic Annual Step-up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the Income Base for GMIB Plus III increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Up to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets from $105,000 to $110,000;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the first Contract Anniversary;
(3)
The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at that time; and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets from $115,500 to $120,000;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the second Contract Anniversary;
(3)
The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at that time; and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets to the higher Account Value;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the date of the Optional Step-Up;
(3)
The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at the time; and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume You do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the

Annual Increase Amount of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 350% maximum increase limitation). Also, please note:
(1)
The 10-year waiting period to annuitize the Contract under the GMIB Plus III remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);
(2)
The charge remains at its current level; and
(3)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
(7)
Required Minimum Distributions Examples
Assume an IRA Contract is issued on September 1, 2014 and the GMIB Plus III is selected. Assume that on the first Contract Anniversary (September 1, 2015) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this Contract is $6,000, and the required minimum distribution amount for 2016 with respect to this Contract is $7, 200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:
(a)
5%; or
(b)
the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)
the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);
(2a)
if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent repurchase payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.
(1)
Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August 2016). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2015, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
Why does the Contract Owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.
(2)
Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015, and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.
(3)
Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the annual increase rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).

(4)
No Withdrawals
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0). If the Contract was issued in New York State, the Annual Increase Amount cannot exceed 350% of total purchase payments, or, if greater, 350% of the Annual Increase Amount as of the most recent Optional Step-Up.
Description of GMIB Plus III (Available from July 19, 2010 through February 25, 2011)
For Contracts issued with the GMIB Plus III optional benefit in states other than New York from July 19, 2010 through February 25, 2011, the following differences apply:
(1)
The GMIB Annuity Table is based upon the Annuity 2000 Mortality Table with a 10-year age set back and an interest rate of 1.5% per year.
(2)
The GMIB pay out rates are enhanced to be at least 5.5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 62 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62; (iii) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period.
(3)
The GMIB pay out rates are enhanced to be at least 5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 60 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 60; (iii) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Description of GMIB Plus III (Available in New York State Only before May 1, 2011)
For Contracts issued with the GMIB Plus III optional benefit before May 1, 2011 in New York State, the following differences apply:
(1)
The Annual Increase Amount shall not exceed 270% of total purchase payments, or if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up;
(2)
The GMIB pay out rates are enhanced to be at least 5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 60 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62; (iii) the Contract was issued on or after age 57; and (iv) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period;
(3)
The charge is 0.95% of the guaranteed minimum income base (which may be increased to the current charge we are charging annuity purchasers for the same optional benefit up to a maximum of 1.50% upon the exercise of an Optional Step-Up), and
(4)
The GMIB Annuity Table is based on the Annuity 2000 Mortality Table with a 10-year age set back and an interest rate of 1.5% per year.
Description of GMIB Plus II
GMIB Plus II may have limited usefulness in connection with a qualified Contract, such as an IRA, in circumstances where, due to the ten-year waiting period after purchase (and after an Optional Step-Up), the Owner is unable to exercise the optional benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the optional benefit. You should consult Your tax adviser prior to electing one of these optional benefits.
In states where approved, the GMIB Plus II was available with Contracts issued on or before July 16, 2010.
GMIB Plus II is identical to GMIB Plus III, with the following exceptions:
(1)
The GMIB Plus II income base and withdrawal adjustments are calculated as described above for GMIB Plus III except that the Annual Increase Rate is 5% per year through the Contract Anniversary prior to the Contract Owner’s 91st birthday and 0% thereafter. Item (b) under “Annual Increase Rate” above (regarding the required minimum distribution rate) does not apply to the calculation of the income base or the withdrawal adjustments under the GMIB Plus II.
(2)
The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year.
(3)
The GMIB pay out rates are enhanced to be at least (a) 5.5% of the income base (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 62; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining: and (iii) the income payment type is the Lifetime Income Annuity with a 5-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) in the event; (i) You take no withdrawals prior to age 60; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the pay-out option You select is Lifetime Income Annuity with a 5-year Guarantee Period.
For Contracts issued with the GMIB Plus II on or before May 1, 2009, the following additional differences apply:
(1)
The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year;
(2)
The GMIB pay out rates are enhanced to be at least (a) 6% of the income base (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 62; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining: and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) if: (i) You take no withdrawals prior to age 60; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period;
(3)
Different investment allocation restrictions apply;
(4)
The annual increase rate is 6% through the Contract Anniversary immediately prior to Your 91st birthday and 0% per year thereafter;
(5)
If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person), or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year;
(6)
The fixed annuity options are the Lifetime Income Annuity with a 10-Year Guarantee Period (if You choose to start the annuity option after age 79 the year of the guarantee period component of the annuity option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the Lifetime Income Annuity for Two with a 10-Year Guarantee Period. (Based upon Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years.); and
(7)
If Your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.
For Contracts issued in New York State for which applications and necessary paperwork were received at Your Administrative Office on or before May 1, 2009, the following differences apply:
(1)
The Annual Increase Rate is 6% per year through the Contract Anniversary prior to the Contract Owner’s 91st birthday and 0% thereafter;
(2)
The GMIB annuity rates for attained ages 85-90 are the same as those for attained age 84;
(3)
The Lifetime Income Annuity for Two income option type is only available if the oldest Annuitant’s attained age is 55 or older;
(4)
The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;
(5)
If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year;
(6)
The GMIB Annuity Table is calculated based upon the Annuity Mortality Table with a 7-year age set back with interest of 1.5% per year; and
(7)
If Your income base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.15% of the income base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMIB Plus II are restricted as described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Restrictions on Subsequent Purchase Payments — GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II.”
Description of GMIB II
The GMIB II is no longer available for purchase. The GMIB II was available only for Contract Owners up through age 75, and You could have only elected the GMIB II at the time You purchased the Contract. The GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner’s 85th birthday.
The GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:
(1)
The additional charge for GMIB II is 0.50%
(2)
The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:
a.
the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner’s 85th birthday and 0% thereafter, and

b.
the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph “b” of the “Annual Increase Rate” section of “Description of GMIB Plus II” above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.
(3)
There is no Guaranteed Principal Option.
(4)
There is no Optional Step-Up feature.
(5)
There are no limitations to how You may allocate your purchase payments and Account Value among the investment choices.
(6)
The following replaces termination provision (a) of the section “Terminating the GMIB Max I” or “Terminating the GMIB Plus III”:
The 30th day following the Contract Anniversary on or following your 85th birthday.
(7)
The following replaces termination provision (d) of the section “Terminating the GMIB Max I” or “Terminating the GMIB Plus III”:
Death of the Contract Owner or Joint Contract Owner unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract, or death of the Annuitant if a non- natural person owns the Contract.
(8)
If a Contract Owner or Joint Contract Owner dies and:
•
the spouse elects to continue the Contract and the GMIB under termination provision d) above; and
•
before the 10-year waiting period to exercise the GMIB has elapsed, the GMIB will terminate under termination provision a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.
(9)
The following replaces termination provision (e) of the section “Terminating the GMIB Max I” or “Terminating the GMIB Plus III”:
A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the Contract.
(10)
Termination provisions (f) and (g) of the section “Terminating the GMIB Max I” or “Terminating the GMIB Plus III” do not apply.
(11)
The fixed annuity options are the Lifetime Income Annuity with a 10-year Guarantee Period (if You choose to annuitize after age 79, the Guarantee Period is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at age 84 and 85) or the Lifetime Income Annuity for Two with a 10-year Guarantee Period (not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years).
(12)
There are no enhanced payout rates.
(13)
The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.
(14)
Subsequent purchase payments are not currently restricted under the GMIB II.

Guaranteed Withdrawal Benefits
We offer optional guaranteed withdrawal benefits for an additional charge. There are two GWBs, under this Contract:
•
Lifetime Withdrawal Guarantee II (“LWG II”)
•
Enhanced Guaranteed Withdrawal Benefit (“Enhanced GWB”)
None of the GWBs are available for sale.
Each of the GWBs guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your benefit has been returned to You. Moreover, if You make your first withdrawal on or after the date You reach age 59 1∕2, the LWG II guarantees income for your life (and, for Contracts not issued in New York State, the life of your spouse, if the Joint Life version is elected, and your spouse elects to continue the Contract and is at least age 59 1∕2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1∕2), even after the entire amount of purchase payments has been returned. (See “Description of the LWG II” below.)
There may be versions of each optional GWB that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.
If You purchase a GWB, You must elect one version at the time You purchase the Contract, prior to age 86. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and the GMIB or the EDB in effect at the same time. Once elected, the optional benefit may not be terminated except as stated below.
Managing Your Withdrawals. The GWB guarantee may be reduced if your annual withdrawals or any amount applied to a pay-out option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an Account Value or minimum return for any Division. The Benefit Base (as described below) under the Enhanced GWB and the Remaining Guaranteed Withdrawal Amount (as described below) under the LWG II cannot be taken as a lump sum. (However, if You cancel a Lifetime Withdrawal Guarantee benefit after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. The Guaranteed Principal Adjustment feature is not available in Washington State. (See “Description of the LWG II — Cancellation and Guaranteed Principal Adjustment” below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount.
If in any Contract Year You take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that You or your Beneficiary will receive from the Contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the LWG). This

reduction may be significant and means that return of your purchase payments may be lost. The GWB charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the LWG) until termination of the optional benefit.
For purposes of calculating the Guaranteed Withdrawal Amount or the Total Guaranteed Withdrawal Amount (for the LWG), purchase payment credits (i.e., bonus payments) are not included. In any event, withdrawals under the GWB will reduce your Account Value and death benefit.
Charges. If the LWG is in effect, we will continue to assess the LWG Optional benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the Enhanced GWB is in effect, we will not continue to assess the GWB charge if your Benefit Base, as described below, equals zero.
Tax Treatment. The tax treatment of withdrawals under the Enhanced GWB and LWG II is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the LWG) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.
Enhanced GWB, LWG and Decedent Contracts. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may not purchase the LWG.
If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity contract of which You were the Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may not purchase the Enhanced GWB.
LWG II may be known as “MetLife Lifetime Withdrawal Guarantee 2008” in sales literature or other materials.
Total Guaranteed Withdrawal Amount. While the LWG II is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If You take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Account Value is lower than the Total Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.
Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments, and we decrease the Remaining Guaranteed

Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charge). If, however, You take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Remaining Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under “Annual Benefit Payment,” the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Contract Owner or oldest Joint Owner (or the Annuitant if the Contract Owner is non-natural person) is age 59 1∕2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG (see “Additional Information” below).
Annual Benefit Payment. For all Contracts except Contracts issued in New York State, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make the first withdrawal during the Contract Year in which You attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal during the Contract Year in which You attain age 76 or older).
Annual Benefit Payment (New York State only). For Contracts issued in New York State, if You elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if You make the first withdrawal during the Contract Year in which You attain, or will attain age 76 or older). If You elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (6% withdrawal rate if You make the first withdrawal during a Contract Year in which the younger spouse will attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (6% withdrawal rate if You make your first withdrawal during a Contract Year in which the younger spouse will attain age 76 or older).
It is important to note:
•
If You take your first withdrawal before the date You reach age 59  1∕2 (or, for Contracts issued in New York State with the Joint Life Version, if You take your first withdrawal before the date when both You and your spouse are at least 59 1∕2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Value declines to zero due to market performance so long as You do not take Excess Withdrawals, however, You will not be guaranteed income for the rest of your life.
•
If You take your first withdrawal on or after the date you reach age 59 1∕2, we will continue to pay the

Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1∕2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1∕2), even if your Remaining Guaranteed Withdrawal Amount or your Account Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year in which the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit payment to You each year for the rest of your life (and your spouse’s life, if applicable). Therefore, You will be guaranteed income for life.
•
If You take your first withdrawal during the Contract Year in which You attain age 76 or older, your Annual Benefit payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if You elect the Joint Life Version, if You take your first withdrawal during the Contract Year the younger spouse attains or will attain age 76 or older, your Annual Benefit will be set equal to 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.
•
If You have elected the LWG II, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the LWG II. If You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy) and You may be paying for a benefit You are not using.
•
At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG II. Annuitization may provide higher income amounts if the current annuity option rates applied to the adjusted Account Value on the date payments begin exceed the payments under the LWG II optional benefit. Also, income payments provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II optional benefit.
•
You have the option of receiving withdrawals under the LWG II feature or receiving payments under any pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization. See “Lifetime Withdrawal Guarantee and Annuitization” below.
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have made an Excess Withdrawal. If You do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the applicable withdrawal rate (See “Annual Benefit Payment” above for how the withdrawal rate is determined).
In addition, as noted above, if You take an Excess Withdrawal, we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the

Annual Benefit Payment did not cause your Account Value to decline to zero. An Excess Withdrawal that reduces the Account Value to zero will terminate the Contract.
If you take an Excess Withdrawal in a Contract Year, you may be able to reduce the impact of the Excess Withdrawal on your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see Example B. When Withdrawals Do Exceed the Annual Benefit Payment (LWG II — Proportionate Reduction).
You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without making an Excess Withdrawal in the second year.
Automatic Annual Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday (or in New York State, the youngest spouse’s 91st birthday, if the Joint Life Version is elected), an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).
The Automatic Annual Step-Up:
•
resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not You have taken any withdrawals;
•
resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if You make Your first withdrawal during the Contract Year in which You attain age 76 or older) or, for Contracts issued in New York State, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if You make Your first withdrawal during the Contract Year in which the younger spouse attains or will attain age 76 or older); and
•
may reset the LWG II charge to a rate that does not exceed the lower of: (a) the maximum of 1.60% (Single Life version) or 1.80% (Joint Life version) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than Your current LWG II charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the Contract Anniversary.
Once You notify us of Your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive Your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause Your Account Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled only in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other withdrawal program. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.
Investment Allocation Restrictions. If You elect the LWG II, there are certain investment allocation restrictions. Please see “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits” above.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the LWG II are restricted as described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Restrictions on Subsequent Purchase Payments — GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II.”
Joint Life Version. Like the Single Life version of the LWG II, the Joint Life version must be elected at the time You purchase the Contract, and the Contract Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the owner of the Contract dies (or when the first Joint Owner dies), the LWG II will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if You purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II. If the spouse is younger than age 59 1∕2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1∕2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the withdrawal rate upon continuation of the Contract and the LWG II optional benefit by the spouse will be based on the age of the Contract Owner, oldest Joint Owner or youngest spouse (if the joint Life version is elected in New York) at the time the first withdrawal was taken. In situations in which a trust is both the owner and Beneficiary of the Contract, the joint Life version of the benefit would not apply.
For Contracts issued in New York State, in order for You and your spouse to receive lifetime income, both You and your spouse must be at least age 59 1∕2 at the time of the first withdrawal. Please note that a change of the primary

Beneficiary will terminate the LWG II optional benefit in New York State. In addition, the withdrawal rate for the joint Life Version of LWG II may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State — (see “Annual Benefit Payment” above).
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the LWG II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at your Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the LWG II will terminate, we will no longer deduct the LWG II charge and, the investment allocation restrictions described in “Investment Choices — Investment Allocation Restrictions for Certain Optional Benefits” will no longer apply. The Contract, however, will continue.
If You cancel the LWG II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value (does not apply to Contracts issued in Washington State). The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) – (b) where:
(a)
is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges), and
(b)
is the Account Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. The Guaranteed Principal Adjustment will never be less than zero.
Only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for You if You intend to make additional purchase payments after the 120 day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature. The Guaranteed Principal Adjustment feature is not available in Washington State.
Termination of the LWG II. The LWG II will terminate upon the earliest of:
(1)
The date of a full withdrawal of the Account Value (a pro rata portion of the charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);
(2)
The date the Account Value is applied to a pay-out option (a pro rata portion of the charge for this benefit will be assessed);
(3)
The date there are insufficient amounts to deduct the LWG II benefit charge from your Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the charge and You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met, however You will have no other benefits under the Contract);

(4)
Death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the joint Life version of the LWG II, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;
(5)
Change in Contract Owners or Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the charge for this benefit will be assessed, except for termination due to death);
(6)
The Contract is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death.)
(7)
Effective date of the cancellation of this benefit by the Contract Owner;
(8)
The date You assign your Contract (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures; or
(9)
For Contracts issued in New York State with the joint Life Version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.
Under our current administrative procedures, we will waive the termination of the LWG II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
Once the optional benefit is terminated, the LWG II charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.
Additional Information. The LWG II may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II is in effect, an alternative death benefit amount will be calculated under the LWG II that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if You made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract’s death benefit will apply.
Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse’s withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing.
If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a

natural person) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the LWG II because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the LWG II charge; or (3) the Contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.
Lifetime Withdrawal Guarantee and Annuitization. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years after issue of Your Contract, You must make an election if You would like to extend Your annuity date to the latest date permitted (subject to restrictions that may apply in Your state and Your current established administrative procedures). If You elect to extend Your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Account Value on the annuity date.
If You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Value under the Contract’s pay-out option provisions;
(2)
If You took withdrawals before age 59  1∕2, and therefore You are not eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero; or
(3)
If you are eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary’s death for the Joint Life version). If You (or You and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
If You do not select a pay-out option or elect to receive payments under the LWG II, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the pay-out option, if necessary, so your aggregate income payments will not be less than what You would have received under the LWG II.
Charges. For the LWG II the current charges are 1.25% of the Total Guaranteed Withdrawal Amount for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the LWG II charge to the then current charge for the same optional benefit, but no more than a maximum of 1.60% for the Single Life version or 1.80% for the Joint Life version.

The charge is deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Annual Step-Up occurring by withdrawing amounts on a pro rata basis from your Fixed Interest Account Value (if available), Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value.
For Contracts issued in states where approved before July 13, 2009, the following difference applies:
We increase on each Contract Anniversary the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount until the earlier of : (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.
For Contracts issued in New York State for which applications and necessary paperwork were received at your Administrative Office before December 14, 2009, the following difference applies:
If You elect the Single Life Version, we increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount on each Contract Anniversary beginning with the Contract Anniversary following the date You reach age 63, until the earlier of (a) five years or (b) the date of the first withdrawal from the Contract, by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date You reach 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
If You elect the Joint Version, we increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
Examples of LWG II
The purpose of these examples is to illustrate the operation of the LWG II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges,

Withdrawal Charges and applicable income taxes and penalties. The LWG II does not guarantee an Account Value or minimum investment return for any Investment Division. The Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.
I.
LWG
1.
A. When Withdrawals Do Not Exceed the Annual Benefit Payment
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%).
Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1∕2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.
If the first withdrawal is taken after age 59 1∕2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Contract Owner’s lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero. (Under the LWG II, if the Contract Owner makes the first withdrawal during the Contract Year in which You attain age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

B.
When Withdrawals Do Exceed the Annual Benefit Payment
LWG II — Proportionate Reduction
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal

Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal during the Contract Year the Contract Owner attains or will attain age 76 or older, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Year he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $80,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Value would be reduced to $80,000 – $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% × $87,500 = $4,375.
(Assume instead that You withdrew $10,000 during year two in two separate withdrawals of $5,000 on different days. Since the first withdrawal of $5,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($5,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before that withdrawal.)
C.
LWG  —  Automatic Annual Step-Ups (No Withdrawals) (for all states except New York)
Assume the Contract Owner, age 67 at issue, elected the LWG II and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.
At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Withdrawal Rate will also reset from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

D.
LWG  —  Automatic Annual Step-Ups (No Withdrawals)  —  For Contracts issued in New York State (Single Life Only)
Assume the Contract Owner, age 67 at issue elected the LWG II and elected the Single Life version and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.
At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the Contract Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Automatic Annual Step-Up will also reset the Withdrawal Rate from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).
II.
For Contracts issued in states where approved before July 13, 2009:
A.
LWG  —  Compounding Income Amount (for all states except New York)
Assume that a Contract with LWG II had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the second withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the second withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 × 107.25%), and the Annual Benefit Payment would increase to $5,363 ($107,250 × 5%).
If the second withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 × 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 × 5%).

If the second withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 × 5%).

B.
LWG  —  Automatic Annual Step-Up and 7.25% Compounding Amount (No Withdrawals)(for Contracts issued states where approved before July 13, 2009)
Assume that a Contract with LWG II had an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).
At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).
Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 × 5%).
At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account Value is less than $214,500. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 × 5%).

III. For Contracts Issued in New York State before December 14, 2009:
A. LWG — Compounding Income Amount
Assume that a Contract Owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 6% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 × 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 × 5%).
If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 × 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 × 5%).

If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 × 5%).

B.
For Contracts Issued in New York State before December 14, 2009: LWG  —  Automatic Annual Step-Up and 6% Compounding Income Amount (No Withdrawals)
Assume that a Contract Owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).
At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).
Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 × 5%).
At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Value is less than $159,000. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 × 5%).
Description of Enhanced GWB (may be known as the “Guaranteed Withdrawal Benefit” in sales literature or other materials)
Benefit Base.The Guaranteed Withdrawal Amount is the maximum total amount of money that You are guaranteed to receive over time under the Enhanced GWB. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus a credit to the Benefit Base equal to 5% of your initial purchase payment (“the GWB Bonus”). At any subsequent point in time, the Benefit Base is the remaining amount of money that You are guaranteed to receive through withdrawals under the Enhanced GWB. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Value below the Benefit Base, You are still guaranteed to be able to withdraw the entire amount of your Benefit Base.
The Benefit Base is equal to:
•
Your initial purchase payment, increased by the 5% GWB Bonus;
•
Increased by each subsequent purchase payment, and by the 5% GWB Bonus;
•
Reduced dollar for dollar by withdrawals, which are withdrawals (including any applicable Withdrawal Charge) and amounts applied to an income option (currently, You may not apply amounts less than your entire Account Value to an annuity option); and
•
If any withdrawal from your Contract is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), or results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Value, after the decrease for withdrawals. The Benefit Base will also be reset as a result of an Optional Reset as described below.
Annual Benefit Payment. The Annual Benefit Payment is the maximum amount of your Benefit Base You may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to You through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB withdrawal rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have taken an Excess Withdrawal. You should not take Excess Withdrawals. If You do take an Excess Withdrawal, or if a withdrawal is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Value after the reduction for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB withdrawal rate. Because the Enhanced GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits You will receive.
You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and You withdraw only 4% one year, You cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.
All withdrawals are subject to applicable early Withdrawal Charges and taxes.
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.
Guaranteed Withdrawal Amount. We assess the Enhanced GWB charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB charge we deduct will increase because the charge is a percentage of your Guaranteed Withdrawal Amount.
Optional Reset. At any Contract Anniversary prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) You may elect an Optional Reset. The purpose of an Optional Reset is to “lock-in” a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.
An Optional Reset will:
•
Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Value on the date of the reset;

•
Reset your Annual Benefit Payment equal to the Account Value on the date of the reset multiplied by the GWB withdrawal rate (7%); and
•
Reset the Enhanced GWB charge equal to the then current level we charge for the same benefit at the time of the reset, up to the maximum charge of 1.00%.
You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person).
We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require You to submit your request in writing) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.
If You elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Account Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.
In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If You discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Resets, the Enhanced GWB optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)
It is possible to elect a one-time Optional Reset when the Account Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Account Value is smaller than the Guaranteed Withdrawal Amount.) If You elect a one-time Optional Reset when the Account Value before the reset was less than the Guaranteed Withdrawal Amount, You would lock in a higher Benefit Base which would increase the total amount You are guaranteed to receive through withdrawals under the Enhanced GWB optional benefit, and extend the period of time over which You could make those withdrawals. However, You would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Value is smaller than the Guaranteed Withdrawal Amount only if You are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, You should only elect a one-time Optional Reset when your Account Value is larger than the Guaranteed Withdrawal Amount.
Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB optional benefit charge. If the current charge in effect at the time of the reset is higher than the charge You are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

Withdrawal Charge. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 8% of purchase payments taken in the first seven years following receipt of the applicable purchase payment.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal tax penalty may apply.
Cancellation of the Enhanced GWB. You may elect to cancel the Enhanced GWB in accordance with our administrative procedures (currently we require You to submit your cancellation request in writing to your Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If You cancel the Enhanced GWB, You may not re-elect it. Upon cancellation, the Enhanced GWB charge will no longer apply. The Contract, however, will continue.
Termination of the Enhanced GWB. The Enhanced GWB will terminate upon the earliest of:
(1)
the date You make a full withdrawal of your Account Value (a pro rata portion of the charge will apply). (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met.);
(2)
the date You apply all of your Account Value to a pay-out option (a pro rata portion of the charge will apply);
(3)
the date there are insufficient amounts to deduct the Enhanced GWB charge from your Account Value (whatever Account Value is available will be applied to pay the annual Enhanced GWB benefit charge). (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided your withdrawals did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met.);
(4)
the date we receive due proof of the Owner’s death and a Beneficiary claim form, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB is in effect at the time of continuation), all terms and conditions of the Enhanced GWB will apply to the surviving spouse; and (b) we will not terminate the benefit until we receive both due proof of the Owner’s death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB charge until we receive this information;
(5)
the effective date of cancellation of the optional benefit;
(6)
a change of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Contract Owner or Joint Contract Owner or Annuitant, if a non-natural person owns the Contract) (a pro rata portion of the charge will apply); or
(7)
the termination of the Contract (a pro rata portion of the charge will apply).
Additional Information. If You take a full withdrawal of your Account Value and the withdrawal does not exceed the Annual Benefit Payment, or your Account Value is reduced to zero because You do not have a sufficient Account Value to pay the Enhanced GWB charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than

$500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Code. If You or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.
If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB.
If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed-upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the Enhanced GWB because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the Enhanced GWB charge; or (3) the Contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the Enhanced GWB are restricted as described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Restrictions on Subsequent Purchase Payments — GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II.”
The Enhanced GWB and Annuitization. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years after issue of your Contract, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your account Value. If You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Value under the Contract’s pay-out option provisions; or
(2)
Elect to receive the Annual Benefit Payment under the Enhanced GWB paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.

If You do not select a pay-out option or elect to receive payments under the Enhanced GWB, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your annuity income payment or the pay-out option, if necessary, so your aggregate annuity income payments will not be less than what You would have received under the Enhanced GWB.
Charges. The Enhanced GWB is available for an additional charge of 0.55% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro-rata basis from your Account Value in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Value in the Separate Account. (The Fixed Interest Account is not available in the C Class Contracts or a Contract issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contracts.)
Examples
The purpose of these examples is to illustrate the operation of the Enhanced GWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties.
A.
How Withdrawals Affect the Benefit Base
1.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 × 5%). Assume that the Account Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 – $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.
2.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.
B.
How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% × $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.
C.
How Withdrawals Affect the Annual Benefit Payment
1.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial

Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Value by an additional $1,000, the Account Value would be reduced to $100,000 – $9,000 – $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.
2.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Value had increased to $150,000, the Account Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.
D.
How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount
An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% × $10,000) = $80,500. The Guaranteed Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.
E.
Putting It All Together
1.
When Withdrawals Do Not Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $50,000 at year four due to poor market performance. If You withdrew $7,350 at this time, your Account Value would be reduced to $50,000 – $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 – $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

2.
When Withdrawals Do Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Value was further reduced to $50,000 at year four due to poor market performance. If You withdrew $10,000 at this time, your Account Value would be reduced to $50,000 – $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 – $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% × $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

F.
Annual Benefit Payment Continuing When Account Value Reaches Zero
An initial purchase payment is made of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 × 7%).
Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to You (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.
In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

G.
How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may be elected prior to age 86)
Assume that a Contract had an initial purchase payment of $100,000 and the fee is .55%. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
The Account Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at .55%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% × $148,350 = $10,385.
The Account Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% × $179,859 = $12,590.
The Account Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% × $282,582= $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

H.
How an Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 × 7%). (If You elect Automatic Annual Resets, a reset will not occur if the Account Value is lower than the Guaranteed Withdrawal Amount.)
Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money You are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which You will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the benefit charge is calculated. If the benefit charge rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual benefit charge.

Nursing Home or Hospital Confinement Rider
We will not impose a withdrawal charge if, after you have owned the Contract for one year, you become confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. There is no charge for this rider. Age restrictions apply, and this rider is not available in all U.S. States.
Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider, which are specified in the rider(s) that are part of your Contract.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become confined to a nursing home and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Terminal Illness Rider
After the first contract anniversary, we will waive the withdrawal charge if you are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your Contract; and you have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. This rider is not available in all U.S. States. There is no charge for this rider.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become terminally ill and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Additional conditions and requirements apply to the Terminal Illness rider, which are specified in the rider(s) that are part of your contract.
Pay-Out Options (or Income Options)
You may convert your Contract into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See “Federal Tax Considerations” for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before You annuitize. When You purchase the Contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or 10 years from the date your Contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state, and our current established administrative procedures). Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit You have selected. Additionally, if You have selected a living benefit, such as a GMIB or a GWB, annuitizing your Contract terminates the optional benefit, including any death benefit provided by the optional benefit and any Guaranteed Principal Option (or the Guaranteed Principal Adjustment for GMIB Max I, GMIB Plus III or GMIB Plus II or LWG, respectively) that may also be provided by the optional benefit.
When considering a pay-out option, You should think about whether You want:
•
Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and
•
A fixed dollar payment or a variable payment.
Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.
You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted), of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.
If You do not tell us otherwise, your Fixed Interest Account Value and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out option.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a pay-out option; we will not make that decision for you. Your decision is irrevocable.
There are three people who are involved in payments under your pay-out option:
•
Contract Owner: the person or entity which has all rights including the right to direct who receives payment.
•
Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.
•
Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.
Many times, the Contract Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•
The amount of income You need;
•
The amount You expect to receive from other sources;
•
The growth potential of other investments; and
•
How long You would like your income to be guaranteed.
The following income payment types are currently available and once elected you may not make withdrawals from the income option. We may make other options available from time to time. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner’s life in certain circumstances. Once elected you may not make withdrawals from the income option. We may make other options available from time to time.
Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guarantee period. If the Contract Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guaranteed period. If the Contract Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Allocation
You decide how your money is allocated among the Fixed Income Option and the Divisions.
Minimum Size of Your Income Payment
Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.
The Value of Your Income Payments
Amount of Income Payments
Variable Income Payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.
Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the Owner will be given the benefit of the higher rates.

Annuity Units
Annuity Units are credited to You when You first convert your Contract into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Contract into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% and 4%. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Contract to an income stream, then the amount of that payment will be determined on the date You convert your Contract to a pay-out option.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
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First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•
Next, we subtract the daily equivalent of the Standard Death Benefit Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.
•
Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•
Finally, we multiply the previous Annuity Unit Value by this result.

Reallocation Privilege
During the pay-out phase of the Contract, You may make reallocations among Divisions or from the Divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into a Division. There is no Withdrawal Charge to make a reallocation.
For us to process a reallocation, You must tell us:
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The percentage of the income payment to be reallocated;
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The Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and
•
The Divisions from which You want to reallocate your income payment.
We may require that You use our original forms to make reallocations.
Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
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First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•
Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•
Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
•
Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•
Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by

$40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•
Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
Please see the “Transfer Privilege” section regarding our transfer restriction policies and procedures.
Charges
You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization Portfolios). In addition, You pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.
General Information
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check, made payable to “MetLife,” to your Administrative Office.
(We reserve the right to receive purchase payments by other means acceptable to us.)
We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.
Purchase payments (including any portion of your Account Value under a Contract which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

•
On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•
After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Confirming Transactions
You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner’s account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone or Internet
You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:
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Account Value
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Unit Values
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Current rates for the Fixed Interest Account
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Transfers

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Changes to investment strategies
•
Changes in the allocation of future purchase payments.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We have put into place reasonable security procedures to ensure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:
•
any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•
any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to your Administrative Office.
After Your Death
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.
Abandoned Property Requirements
Every state has unclaimed property laws that generally declare non-ERISA (“Employee Retirement Income Security Act”) annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.
Misstatement
We may require proof of age or sex (where permitted) of the Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Owner’s, Annuitant’s or Beneficiary’s life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).
Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.
Third Party Requests
Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:
•
rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•
during any other period when the SEC by order so permits.
OTHER MATTERS
Changes to Your Contract
We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
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To operate the Separate Account in any form permitted by law.
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To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.
•
To transfer any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•
To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.
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To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.
•
To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.
Voting Rights
Based on our current view of applicable law, You have voting interests under your Contract concerning Brighthouse Trust I, Brighthouse Trust II, or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, or the American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•
The shares for which voting instructions are received, and
•
The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Contracts
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Contracts to new purchasers, but continue to accept purchase payments from existing Contract Owners. The Contracts may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts.
MLIDC pays compensation based upon a ‘gross dealer concession’ model. With respect to the Contracts, the maximum gross dealer concession ranges from 0.00% to 7.15% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Value each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See "Valuation  — Suspension of Payments"). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-04001, relating to class ID# C000070237 filed by the Separate Account with the SEC on March 31, 2023.
When We Can Cancel Your Contract
We may cancel your Contract only if we do not receive any purchase payments from You for 24 consecutive months and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate the Contract if it includes an LWG. In addition, we will not terminate any Contract that includes the Enhanced GWB or a GMIB or a guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/Income Base of the optional benefit, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.

FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of

“natural persons.” A Contract will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.
In contrast, a Contract owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or surrender your Contract prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1∕2, unless an exception applies.
Exceptions include, but are not limited to, distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c) under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free rollovers) and additional withdrawals from the Contract.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased any Guaranteed Withdrawal Benefit where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract, (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.

A transfer of Ownership of the Contract or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the Owner of the Separate Account assets supporting the Contract.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract further annuity payments are fully taxable.
If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract thus requiring payout of any remaining interest in the Contract within five years of an Owner’s death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.

Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract.
If You have purchased the Guaranteed Withdrawal Benefit or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1∕2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1∕2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a) on account of your death or disability, or
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. Federal tax law limits You to making only one 60-day rollover from an IRA to another IRA in any 12 month period and the limit is applied across all IRAs that You own, including SEP, SIMPLE and Roth IRAs. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a) to meet minimum distribution requirements,
(b) for financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the applicable withholding amount.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Start Date).
If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).

Your designated Beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Owner. If your Contract permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year that you would be required to take your Required Minimum Distribution.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be fully distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date. In addition, if Your death occurs on or after Your Annuity Start Date, designated Beneficiaries must also take an annual required minimum distribution beginning in the first calendar year after the calendar year of Your death. Separate rules apply to a designated Beneficiary who is an Eligible Designated Beneficiary.
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1) Your surviving spouse;
(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
(3) a chronically ill individual as defined by the Code; or
(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached your Required Beginning Date.
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.

If your Beneficiary is not your spouse and your plan and Contract permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a) the calendar year in which You reach your Required Beginning Date, or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach your Required Beginning Date even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach your Required Beginning Date) in order to satisfy the requirement for the applicable tax year.
A Federal tax penalty may apply if the amount distributed to You for the tax year under any tax qualified plan (as defined earlier) is less than Your annual required minimum distribution amount.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions if your Contract permits. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1∕2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1∕2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b) Is exchanged to another permissible investment under your 403(b) plan;
c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g) Relates to rollover or after-tax contributions; or
h) Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Accordingly, if You are considering taking a withdrawal prior to age 59 1∕2, please consult your tax adviser to determine whether an exception applies to Your particular situation.

Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
•
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
•
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
Distributions of retirement income made to a Non-Resident of Puerto Rico by a dual qualified retirement plan (qualified under the U.S. Internal Revenue Code and the 2011 PR Code) funded through a U.S. situs trust will not be subject to Puerto Rico income tax. However, in order for such exemption to be available, the Puerto Rico Treasury requires the participant to submit to his/her employer either: (i) IRS Form 8898 (Statement for Individuals Who Begin or End Bona Fide Residence in a U.S. Possession; or (ii) a Sworn Statement including certain personal information directed to establish his/her residence in a State within the continental U.S.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.

LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A — Portfolio Companies Available Under The Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000248. You can also request this information at no cost by calling 1-800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies. If your annuity was issued in connection with an employer plan, you should check with your Employer as to which Portfolios are available under your Contract.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
Allocation	AB Global Dynamic Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P	0.89%	—	—	-20.43%	0.26%	3.65%
Global Equity	American Funds Global Small Capitalization Fund*(1) - Class 2 Capital Research and Management CompanySM	0.91%	0.25%	1.16%	-29.55%	2.79%	6.84%
US Equity	American Funds Growth- Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.53%	0.25%	0.78%	-16.50%	7.83%	11.54%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.96%	—	—	-16.76%	4.29%	6.85%
Allocation	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.99%	—	—	-18.52%	5.17%	8.43%
US Equity	American Funds® Growth Portfolio - Class C Brighthouse Investment Advisers, LLC; Capital Research and Management Company	0.91%	—	—	-30.16%	10.80%	13.30%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.93%	—	—	-14.63%	3.48%	5.54%
International Equity	Baillie Gifford International Stock Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited (subsidiary of Baillie Gifford & Co.)	0.98%	—	—	-28.81%	-0.49%	4.17%
US Fixed Income	BlackRock Bond Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	—	—	-14.36%	0.06%	1.29%
US Equity	BlackRock Capital Appreciation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.88%	—	—	-37.75%	7.41%	11.39%
Allocation	BlackRock Global Tactical Strategies Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.94%	—	—	-18.89%	0.79%	3.69%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio*(2) - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.61%	—	—	1.18%	0.87%	0.51%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.98%	—	—	-20.15%	5.16%	8.67%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.88%	—	—	-12.69%	1.53%	2.71%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.87%	—	—	-13.84%	2.58%	4.38%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.90%	—	—	-15.33%	3.69%	6.07%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.93%	—	—	-17.97%	4.52%	7.53%
Allocation	Brighthouse Balanced Plus Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.93%	—	—	-21.81%	1.61%	5.26%
International Equity	Brighthouse/abrdn Emerging Markets Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	1.19%	—	—	-25.81%	-1.46%	0.18%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.01%	—	—	-12.84%	4.56%	8.02%
International Equity	Brighthouse/Dimensional International Small Company Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP	1.05%	—	—	-17.70%	-0.07%	5.64%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Brighthouse/Eaton Vance Floating Rate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management (Morgan Stanley acquired EV 3/2021)	0.93%	—	—	-1.60%	2.22%	2.75%
US Fixed Income	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.72%	—	—	-4.74%	0.50%	0.85%
Global Fixed Income	Brighthouse/Templeton International Bond Portfolio# - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.95%	—	—	-4.63%	-2.73%	-1.48%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.86%	—	—	-5.31%	11.17%	12.50%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.79%	—	—	-19.21%	8.55%	12.18%
Sector	CBRE Global Real Estate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.89%	—	—	-24.99%	1.77%	3.50%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Frontier Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.95%	—	—	-28.33%	6.13%	10.30%
International Equity	Harris Oakmark International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.97%	—	—	-16.00%	-1.94%	4.15%
Alternative	Invesco Balanced-Risk Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.92%	—	—	-12.41%	2.68%	3.75%
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	—	—	-31.84%	2.79%	7.78%
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.06%	—	—	-35.15%	4.23%	9.83%
US Equity	Jennison Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	—	—	-39.02%	8.14%	12.77%
US Fixed Income	JPMorgan Core Bond Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.69%	—	—	-12.87%	0.05%	0.81%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
Allocation	JPMorgan Global Active Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.97%	—	—	-17.54%	1.94%	4.70%
US Equity	JPMorgan Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.00%	—	—	-13.50%	4.56%	8.02%
Allocation	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	—	—	-23.30%	3.95%	6.73%
US Equity	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.82%	—	—	-28.00%	5.28%	10.08%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.13%	—	—	-15.28%	5.06%	9.61%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.52%	—	—	-13.31%	-0.44%	0.57%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.54%	—	—	-13.44%	6.19%	10.24%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
International Equity	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.63%	—	—	-14.64%	1.16%	4.13%
Allocation	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.65%	—	—	-21.09%	0.83%	4.36%
US Equity	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.56%	—	—	-20.44%	3.84%	8.73%
US Equity	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.51%	—	—	-18.51%	8.88%	12.00%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	—	—	-17.57%	2.81%	4.75%
Allocation	MFS® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.85%	—	—	-9.87%	4.92%	7.12%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
US Equity	MFS® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	—	—	-6.22%	7.26%	11.00%
US Equity	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.90%	—	—	-62.52%	5.49%	8.36%
US Equity	Neuberger Berman Genesis Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.05%	—	—	-19.32%	7.43%	10.47%
Alternative	PanAgora Global Diversified Risk Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	0.96%	—	—	-25.66%	-0.05%	0.00%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.02%	—	—	-11.88%	1.83%	0.73%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.74%	—	—	-14.56%	-0.22%	0.81%
Allocation	Schroders Global Multi-Asset Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.	0.95%	—	—	-20.17%	-0.01%	3.56%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
Allocation	SSGA Growth and Income ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.79%	—	—	-15.38%	3.33%	5.40%
Allocation	SSGA Growth ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.82%	—	—	-15.87%	4.13%	6.64%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.82%	—	—	-40.67%	4.65%	11.00%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.95%	—	—	-22.53%	7.19%	11.91%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.75%	—	—	-22.34%	5.84%	11.07%
Sector	VanEck Global Natural Resources Portfolio*# - Class B Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation	1.00%	—	—	7.98%	4.39%	0.67%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.84%	—	—	-2.70%	9.85%	10.16%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Western Asset Management Government Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.70%	—	—	-14.68%	-0.66%	0.37%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.80%	—	—	-16.93%	-0.07%	1.94%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.74%	—	—	-9.17%	-0.06%	0.43%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
(1)
The Portfolio has an additional platform fee of 0.25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.
(2)
The BlackRock Ultra-Short Term Bond Portfolio is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit or the EDB.
#
These Portfolios are only available for investment if you elected GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I.
Investment Allocation Restrictions For Certain Optional Benefits
If You elected the GMIB Max V and/or the EDB Max V, the GMIB Max IV and/or the EDB Max IV, the GMIB Max III and/or the EDB Max III, the GMIB Max II and/or the EDB Max II (all eight optional benefits are referred to collectively as the “GMIB Max and EDB Max optional benefits”), or if You elected the GWB v1 optional benefit, You may allocate your purchase payments and Account Value only among the following Divisions:
(a)
AB Global Dynamic Allocation Division
(b)
BlackRock Global Tactical Strategies Division
(c)
Brighthouse Balanced Plus Division
(d)
Invesco Balanced-Risk Allocation Division

(e)
JPMorgan Global Active Allocation Division
(f)
MetLife Multi-Index Targeted Risk Division
(g)
PanAgora Global Diversified Risk Division
(h)
Schroders Global Multi-Asset Division
Index Selector
If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Account:
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I. If You elect the LWG II, the GMIB Plus III, the GMIB Plus II, the EDB II, or the EDB I, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the “Option (B) Investment Allocation Restrictions”) below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See “Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies” in this section and the charts titled “Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging (“EDCA”) Programs” and “Optional Automated Investment Strategies”.)
(A) You must allocate:
•
100% of your purchase payments or Account Value among the AB Global Dynamic Allocation Division, American Funds® Balanced Allocation Division, American Funds® Moderate Allocation Division, AQR Global Risk Balanced Division, BlackRock Global Tactical Strategies Division, Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division, Brighthouse Balanced Plus Division, Invesco Balanced-Risk Allocation Division, JPMorgan Global Active Allocation Division, MetLife Multi-Index Targeted Risk Division, PanAgora Global Diversified Risk Division, Schroders Global Multi-Asset Division, SSGA Growth and Income ETF Division, and/or the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available). (You may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to the Dollar Cost Averaging programs.);
OR
(B) You must allocate:
•
at least 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available);
•
up to 70% of purchase payments or Account Value to Platform 2 investment choices;
•
up to 15% of purchase payments or Account Value to Platform 3 investment choices; and

up to 15% of purchase payments or Account Value to Platform 4 investment choices.
Example:
Your Account Value is $100,000 and You have allocated 70% to the American Funds® Growth Division and 30% to the PIMCO Total Return Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Division.
The investment choices in each platform are as follows:
Platform 1
	BlackRock Bond Income	PIMCO Inflation Protected Bond
	Brighthouse/Franklin Low Duration Total Return	PIMCO Total Return
	JPMorgan Core Bond	Western Asset Management® Government Income
	MetLife Aggregate Bond Index	Western Asset Management U.S. Government
Platform 2
	AB Global Dynamic Allocation	Jennison Growth
	American Funds® Growth	JPMorgan Global Active Allocation
	American Funds Growth-Income	Loomis Sayles Growth
	AQR Global Risk Balanced	Loomis Sayles Global Allocation
	Baillie Gifford International Stock	MetLife MSCI EAFE® Index
	BlackRock Capital Appreciation	MetLife Multi-Index Targeted Risk
	BlackRock Global Tactical Strategies	MetLife Stock Index
	Brighthouse Asset Allocation 100	MFS® Research International
	Brighthouse Balanced Plus	MFS® Total Return
	Brighthouse/Wellington Core Equity Opportunities	MFS® Value
	Brighthouse/Wellington Large Cap Research	PanAgora Global Diversified Risk
	Harris Oakmark International	Schroders Global Multi-Asset
	Invesco Balanced-Risk Allocation	T. Rowe Price Large Cap Growth
	Invesco Global Equity	Western Asset Management Strategic Bond Opportunities
Platform 3
Brighthouse/Artisan Mid Cap Value
Frontier Mid Cap Growth
Victory Sycamore Mid Cap Value
MetLife Mid Cap Stock Index
Morgan Stanley Discovery
T. Rowe Price Mid Cap Growth
Platform 4
American Funds Global Small Capital- ization
Brighthouse/Aberdeen Emerging Markets Equity
Brighthouse/Dimensional International Small Company
Brighthouse/Eaton Vance Floating Rate
Brighthouse/Templeton International Bond

CBRE Global Real Estate
Invesco Small Cap Growth
JPMorgan Small Cap Value
Loomis Sayles Small Cap Core
MetLife Russell 2000® Index
Neuberger Berman Genesis
T. Rowe Price Small Cap Growth
VanEck Global Natural Resources
Contracts for which applications and necessary information were received at your Administrative Office in Good Order, before the close of the Exchange on May 1, 2009, the following Divisions are also available under Option (A): American Funds® Growth Allocation Division, Brighthouse Asset Allocation 80 Division and SSGA Growth ETF Division. In addition, the following investment allocation restrictions apply under Option (B): You must allocate at least 15% of purchase payments or Account Value to Platform 1 investment choices and/or the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available) and You may allocate up to 85% of purchase payments or Account Value to Platform 2 investment choices (the percentages for Platforms 3 and 4 are the same as those listed above).

APPENDIX B — Premium Tax Table
If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.
	Non- Qualified Annuities	Qualified Annuities
California(1)	2.35%	0.50%
Colorado	0.00%	2.00%
Florida(2)	1.00%	1.00%
Maine(3)	2.00%	0.00%
Nevada(4)	3.50%	0.00%
Puerto Rico(5)	1.00%	1.00%
South Dakota(6)	1.25%	0.00%
Wyoming(4)	1.00%	0.00%
1
California applies the qualified tax rate to plans that qualify under the following Code sections: 401(a), 403(b), 404, 408(b) and 501(a).
2
Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
3
Maine applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 403(b), 404, 408, 457 and 501.
4
Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 404, 408, 457 and 501.
5
We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.
6
Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403(b), 404, 408, 457 and 501(a).
B-1

The SAI includes additional information about the Contracts and the Separate Account. To view and download the SAI, please visit our website dfinview.com/metlife/tahd/MET000248 or call 1-800-638-7732. To request a free copy of the SAI or to ask questions, email RCG@metlife.com or write to your Administrative Office.
This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000070237

METROPOLITAN LIFE INSURANCE COMPANY
METROPOLITAN LIFE SEPARATE ACCOUNT E
PREFERENCE Premier® VARIABLE ANNUITY CONTRACTS
(offered between December 12, 2008 and October 7, 2011)
B Class, B Plus Class, C Class, L Class, R Class
Issued by Metropolitan Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
FORM N-4 PART B
May 1, 2023
This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated May 1, 2023 for Preference Premier Contracts (the “Contracts”) offered by Metropolitan Life Insurance Company (“we,” “our” or the “Company”), and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by visiting https://dfinview.com/metlife/tahd/MET000248, calling (800) 638-7732 or writing to us at Your Administrative Office.
Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as defined in the Prospectus for Preference Premier Contracts dated May 1, 2023.
SAI-1

Table of Contents

Page
PRINCIPAL UNDERWRITER	SAI-3
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	SAI-3
CUSTODIAN	SAI-3
EXPERIENCE FACTOR	SAI-3
VARIABLE INCOME PAYMENTS	SAI-4
Assumed Investment Return (AIR)	SAI-4
Amount of Income Payments	SAI-4
Annuity Unit Value	SAI-4
Reallocation Privilege	SAI-4
CALCULATING THE ANNUITY UNIT VALUE	SAI-5
Determining the Variable Income Payment	SAI-6
VOTING RIGHTS	SAI-6
Disregarding Voting Instructions	SAI-7
TAXES	SAI-7
Non-Qualified Annuity Contracts	SAI-7
Diversification	SAI-7
Changes to Tax Rules and Interpretations	SAI-7
3.8 % Medicare Tax	SAI-7
Qualified Annuity Contracts	SAI-7
Types of Qualified Plans	SAI-8
ERISA	SAI-8
Federal Estate Taxes	SAI-9
Generation-Skipping Transfer Tax	SAI-9
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations	SAI-9
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-9
FINANCIAL STATEMENTS	SAI-10
SAI-2

PRINCIPAL UNDERWRITER
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
Information about the distribution of the Contracts is contained in the Prospectus (see “Who Sells the Contracts”). Additional information is provided below.
Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter with respect to the Contracts over the past three years.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2022	$ 9,343,469	$0
2021	$ 760,807	$0
2020	$ 697,414	$0
MLIDC passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with MLIDC, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor’s operating and other expenses.
CUSTODIAN
Metropolitan Life Insurance Company (“MetLife”), 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
EXPERIENCE FACTOR
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract.
SAI-3

VARIABLE INCOME PAYMENTS
Assumed Investment Return (AIR)
The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.
Amount of Income Payments
The cash You receive periodically from a Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The Contract specifies the dollar amount of the initial variable income payment for each Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract (if no reallocations are made).
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.
Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the Owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued Contract rates.
Annuity Unit Value
The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See “The Value of Your Income Payments” in the Prospectus.)
Reallocation Privilege
The annuity purchase rate is the dollar amount You would need when You annuitize Your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of Your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and Your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same income option You have in light of this updated information.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•
First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•
Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
SAI-4

•
Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
•
Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•
Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 × ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•
Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
CALCULATING THE ANNUITY UNIT VALUE
We calculate Annuity Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.
To calculate an Annuity Unit Value, we multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Contract and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value to produce the new Annuity Unit Value.
The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.
Illustration of Calculation of Annuity Unit Value
1. Annuity Unit Value, beginning of period	$10.20000
2. Experience factor for period	1.023558
3. Daily adjustment for 4% of Assumed Investment Return	.99989255
4. (2) x(3)	1.023448
SAI-5

5. Annuity Unit Value, end of period (1) x (4)	$10.43917
Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Income Annuity)
Annuitant age 65, Life Annuity with 120 Payments Guaranteed
1. Number of Accumulation Units as of Annuity Date	1,500.00
2. Accumulation Unit Value	$11.80000
3. Accumulation Unit Value of the Deferred Annuity (1) x (2)	$17,700.00
4. First monthly income payment per $1,000 of Accumulation Value	$5.63
5. First monthly income payment (3) × (4) / 1,000	$99.65
6. Annuity Unit Value as of Annuity Date equal to	$10.80000
7. Number of Annuity Units (5) / (6)	9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)	$10.97000
9. Second monthly Annuity Payment (7) × (8)	$101.22
10. Assume Annuity Unit Value for third month equal to	$10.52684
11. Next monthly Annuity Payment (7) × (10)	$97.13
Determining the Variable Income Payment
Variable income payments can go up or down based upon the investment performance of the Divisions. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Divisions.
VOTING RIGHTS
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, You have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Division deemed attributable to You is determined by dividing the value of Accumulation or Annuity Units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
SAI-6

Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.
You will be entitled to give instructions regarding the votes attributable to your Contract, in your sole discretion.
You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Disregarding Voting Instructions
MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Brighthouse Trust I’s, Brighthouse Trust II’s, American Funds’®, and Fidelity® Funds’ boards of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
TAXES
Non-Qualified Annuity Contracts
Diversification
In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract Owners in the Divisions from adverse tax consequences.
3.8 % Medicare Tax
The 3.8 % Medicare tax applies to the lesser of (1) “net investment income” or (2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:
Capital Gains	Dividends	Other
23.8%	40.8%	40.8%
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract Owners and plan participants.
SAI-7

Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.
Traditional IRA
Established by an individual, or employer as part of an employer plan.
ROTH IRA/Designated Roth Accounts
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You elect to:
(a)
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
(b)
Make certain withdrawals under plans for which a qualified consent is required;
(c)
Name someone other than the spouse as your beneficiary; or
(d)
Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Plan Limits for Individual Contributions:
SAI-8

Plan Type	Elective Contribution	Catch-up Contribution
IRA (Traditional and Roth)	$6,000	$1,000
Dollar limits are for 2023 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that the total annual plan contributions do not exceed the lesser of $61,000 or 100% of an employee’s compensation for 2023.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity Contract purchase.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Metropolitan Life Separate Account E as of December 31, 2022, the related statements of operations for the year or partial period included within the year ended December 31, 2022, the statements of changes in net assets for each of the years in or partial periods included within the two-year period ended December 31, 2022, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
SAI-9

FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of the Separate Account and the audited consolidated financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS File No. 811-04001, relating to Class ID #C000070237, filed by the Separate Account with the SEC on March 31, 2023. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
The financial statements of the Company should be considered only as bearing upon the ability of Metropolitan Life Insurance Company to meet its obligations under the contract.
SAI-10

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)		Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E.(39)
(b)		Not applicable.
(c)	(1)	Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company.(31)
	(2)	Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC).(5)
	(i)	Form of Enterprise Selling Agreement 02-10(MetLife Investors Distribution Company Sales Agreement).(32)
	(ii)	Form of Enterprise Selling Agreement 9-12(MetLife Investors Distribution Company Sales Agreement).(23)
(d)		Form of Deferred Annuity Contract.(2)
	(1)	ROTH Individual Retirement Annuity Endorsement — Form ML-446.2(9/02).(8)
	(2)	401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02).(8)
	(3)	Individual Retirement Annuity Endorsement. Form ML-408.2(9/02).(8)
	(4)	Tax Sheltered Annuity Endorsement. Form ML-398.2(9/02).(8)
	(5)	Guaranteed Minimum Income Benefit Rider — Living Benefit ML-560-1(03/03)(38)
	(i)	Guaranteed Minimum Income Benefit Rider — Living Benefit — Form ML-560-8 NY(7/10)(33)
	(ii)	Guaranteed Minimum Income Benefit — Contract Schedule — Form ML-EGMIB-NY(7/10)(33)
	(iii)	Qualified Distribution Program Endorsement — Form ML-RMD(7/10)(33)
	(iv)	Qualified Distribution Program Endorsement — Form ML-RMD-NY(7/10)(33)
	(6)	Guaranteed Withdrawal Benefit Rider(10)
	(7)	Guaranteed Minimum Income Benefit Form ML-560-2(5/05).(9)
	(8)	Enhanced Dollar Cost Averaging Rider Form ML-510-1(5/05).(9)
	(9)	Non-Qualified Annuity Endorsement Form ML-NQ(11/04)-I.(9)
	(10)	Guaranteed Withdrawal Benefit Endorsement. Form ML-GWB(11/05) E.(11)
	(11)	Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ(11/05)-I.(11)
	(l2)	Guaranteed Minimum Accumulation Benefit Rider. Form ML-670-1(11/05).(11)
	(13)	Guaranteed Withdrawal Benefit Rider. Form ML-670-2(11/05)(Enhanced).(11)
	(14)	Lifetime Withdrawal Guarantee Benefit Rider. Form MLI-690-1.24(7/04).(12)
	(i)	Lifetime Withdrawal Guarantee Benefit Rider - Specifications Form 8028-4(11/05).(12)
	(15)	Lifetime Guaranteed Withdrawal Benefit Rider ML-690-4 4/08).(14)
	(i)	Lifetime Guaranteed Withdrawal Benefit - Contract Schedule ML-ELGWB(4-08)).(13)
	(16)	Lifetime Guaranteed Withdrawal Benefit Rider(for Florida, New Jersey and Nevada). Form ML-690-5(7/09).(16)
	(i)	Lifetime Guaranteed Withdrawal Benefit Rider - Contract Schedule(ML-ELGWB(7/09)).(16)
	(17)	Lifetime Guaranteed Withdrawal Benefit Rider(for New York). Form ML-690-6-NY(7/09).(16)
	(i)	Lifetime Guaranteed Withdrawal Benefit Rider - Contract Schedule(ML-ELGWB(7/09)).(16)
	(18)	Guaranteed Minimum Income Benefit Rider - Living Benefit - ML-560-4(4/08).(14)
	(i)	Guaranteed Minimum Income Benefit -Contract Schedule(ML-EGMIB(4-08)).(13)
	(19)	Guaranteed Minimum Death Benefit(GMDB)Rider ML-640-1(4/08).(14)
	(i)	Guaranteed Minimum Death Benefit - Contract Schedule(ML-EDB(4-08)).(13)
(e)		Preference Premier VA Application PPS-APP-9-08, MPP(09/08) eF(15)
	(1)	Preference Premier VA Application MPP-ADMIN-5-10-NY, MPP-NY(05/10)(33)

	(2)	Preference Premier VA Application MPP-ADMIN-7-10-NY, MPP-NY(7/10)(33)
	(3)	Preference Premier VA form of Application(Target Volatility Rider) PPS-APP-5-11-NY, MPP(05/11)(33)
	(4)	Form of Variable Annuity Application(34)
(f)	(1)	Amended and Restated Charter of Metropolitan Life Insurance Company (41)
	(2)	Amended and Restated By-Laws of Metropolitan Life.(29)
(g)	(1)	Automatic Reinsurance Agreement between Metropolitan Life Insurance Company and Exeter Reassurance Company, Ltd. effective December 1, 2004(Agreement No. 17258)(13)
	(i)	Amendment No. 1 as of May 1, 2005(13)
	(ii)	Amendment No. 2 as of November 1, 2005(13)
	(iii)	Amendment No. 3 as of June 12, 2006(13)
	(iv)	Amendment No. 4 as of February 26, 2007(13)
	(v)	Amendment No. 5 as of June 30, 2007(13)
	(vi)	Amendment No. 6 as of July 16, 2007(13)
	(vii)	Amendment No. 7, as of April 28, 2008(21)
	(viii)	Amendment No. 8, as of July 1, 2008(21)
	(ix)	Amendment No. 9 as of July 14, 2008(21)
	(x)	Amendment No. 10 dated October 10, 2008, as of November 10, 2008(21)
	(xi)	Amendment No. 11 as of February 20, 2009(21)
	(xii)	Amendment No. 12 as of May 4, 2009(21)
	(xiii)	Amendment No. 13 as of July 10, 2009(21)
	(xiv)	Amendment No. 14 as of July 19, 2010(21)
	(xv)	Amendment No. 15 as of December 31, 2010(21)
	(xvi)	Amendment No. 16 as of April 29, 2011(21)
	(xvii)	Amendment No. 17 as of October 10, 2011(21)
	(xviii)	Amendment No. 18 as of April 1, 2012(24)
	(xix)	Amendment No. 19 as of September 30, 2012(24)
	(xx)	Amendment No. 20 as of July 1, 2012(24)
	(xxi)	Amendment No. 21 as of February 4, 2013(26)
	(xxii)	Amendment No. 22 as of April 29, 2013(26)
	(2)	Partial Commutation Agreement between Exeter Reassurance Company, Ltd. And Metropolitan Life Insurance Company (effective November 1, 2014).(25)
(h)	(1)	Participation Agreement — New England Zenith Fund.(3)
	(2)	Participation Agreement — American Funds Insurance Series.(2)
(i)
Amendment No. 1 dated May 1, 2006 to the Participation Agreement dated April 30, 2001 among Metropolitan
Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company;
Amendment No. 2 dated as April 28, 2008 to the Participation Agreement dated April 30, 2001, as previously amended among Metropolitan Life Insurance Company, American Funds Insurance Series, and Capital Research
and Management Company; and Amendment No. 3 dated as of November 10, 2008 to the Participation Agreement dated April 30, 2001, as previously amended among Metropolitan Life Insurance Company, American Funds
Insurance Series, and Capital Research and Management Company. (35)

	(ii)	Participation Agreement — American Funds Insurance Series – Summary(19)
	(iii)	Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014.(19)
(iv)
Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company.(41)

	(3)	Participation Agreement — Met Investors Series Trust.(4)
	(i)	First Amendment to the Participation Agreement(16)
	(ii)	Second Amendment to the Participation Agreement(16)
(iii)
Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust,
MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company,
MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors
Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and
General American Life Insurance Company effective April 30, 2010.(22)

	(4)	Participation Agreement — Metropolitan Series Fund.(6)
(i)
Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund,
MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company,
Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA
Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New
England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.(22)

	(5)	Participation Agreement – Brighthouse Funds Trust I.(29)
	(6)	Participation Agreement – Brighthouse Funds Trust II.(29)
(7)
Amendment dated January 1, 2021 to the Participation Agreement among Brighthouse Funds Trust I,
Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities,
LLC.(37)

(8)
Amendment dated January 1, 2021 to the Participation Agreement among Brighthouse Funds Trust II,
Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities,
LLC.(37)

(i)		None.
(j)		None.
(k)		Opinion and consent of counsel as to the legality of the securities being registered.(15)
(l)		Consent of Independent Registered Public Accounting Firm.(43)
(m)		Not applicable.
(n)		Not applicable.
(o)		None.
(p)	(i)
Powers of Attorney for Carla Harris, Carlos M. Gutierrez, Catherine Ruane Kinney, Cheryl Wray Grisé, David
Herzog, Denise Mullen Morrison, Diana McKenzie, Edward Joseph Kelly, III, Gerald Lee Hassell, John McCallion,
Mark Weinberger, Michel Khalaf, Robert Glenn Hubbard, Tamara Schock and William Earl Kennard for
Metropolitan Life Insurance Company and its designated Separate Accounts.(40)

	(ii)	Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate Accounts. (41)

1.Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380 for Metropolitan Life Separate Account E on Form N-4, on February 27, 1996. As incorporated herein by reference.
2.
Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on August 3, 2001. As incorporated herein by reference.
3.
Filed with Post-Effective Amendment No. 10 to Registration Statement No. 033-57320 for Metropolitan Life Separate Account UL on Form S-6, on September 18, 2000. As incorporated herein by reference.
4.
Filed with Registration Statement No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.
5.
Filed with Post-Effective Amendment No. 13 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on April 25, 2006. As incorporated herein by reference.
6.
Filed with Post-Effective Amendment No. 9 to Registration Statement 333-83716 for Metropolitan Life Separate Account E on Form N-4, on September 10, 2007. As incorporated herein by reference.
7.
Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on January 16, 2008. As incorporated herein by reference.

8.
Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on April 10, 2003. As incorporated herein by reference.
9.
Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on April 8, 2005. As incorporated herein by reference.
10.
Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on May 18, 2004. As incorporated herein by reference.
11.
Filed with Post-Effective Amendment No. 8 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on July 29, 2005. As incorporated herein by reference.
12.
Filed with Post-Effective Amendment No. 12 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on April 5, 2006. As incorporated herein by reference.
13.
Filed with Post-Effective Amendment No. 18 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on March 31, 2008. As incorporated herein by reference.
14.
Filed with Post-Effective Amendment No. 17 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on January 17, 2008. As incorporated herein by reference.
15.
Filed with Pre-Effective Amendment No.1 to this Registration Statement on December 8, 2008.
16.
Filed with Post-Effective Amendment No. 2 to this Registration Statement on June 26, 2009.
17.
Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on April 8, 2005. As incorporated herein by reference.
18.
Filed with Post-Effective Amendment No 16 to this Registration Statement on April 12, 2012. As incorporated herein by reference.
19.
Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4, on April 12, 2011. As incorporated herein by reference.
20.
Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-52366 for Metropolitan Life Separate Account E on Form N-4, on March 31, 2008. As incorporated herein by reference.
21.
Filed with Post-Effective Amendment No. 4 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4, on April 12, 2012. As incorporated herein by reference.
22.
Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4, on April 12, 2012. As incorporated herein by reference.
23.
Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4, on April 11, 2013. As incorporated herein by reference.
24.
Filed with Post-Effective Amendment No. 12 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4, on April 11, 2013. As incorporated herein by reference.
25.
Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4, on April 15, 2015. As incorporated herein by reference.
26.
Filed with Post-Effective Amendment No. 13 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4, on April 10, 2014. As incorporated herein by reference.
27.
Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4, on April 13, 2016. As incorporated herein by reference.
28.
Filed with Post-Effective Amendment No. 11 to this Registration Statement on April 13, 2016. As incorporated by reference.
29.
Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4, on April 12, 2017. As incorporated by reference.
30.
Filed with Post-Effective Amendment No. 27 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4, on April 28, 2021. As incorporated by reference.
31.
Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-153109 for Metropolitan Life Separate Account E on Form N-4, on April 23, 2019. As incorporated by reference.
32.
Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4, on April 13, 2010. As incorporated by reference.
33.
Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-153109 for Metropolitan Life Separate Account E on Form N-4, on April 12, 2011. As incorporated herein by reference.
34.
Filed with Registration Statement No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on Sept 2, 2011. As incorporated by reference.

35.
Filed with Pre-Effective Amendment No. 1 to the Registration Statement 333-160722 on Form N-4 for Metropolitan Life Separate Account E filed on November 2, 2009.
36.
Filed with Pre-Effective Amendment No. 1 to Registration Statement File No. 333-153109 for Metropolitan Life Separate Account E on Form N-4, on December 8, 2008. As incorporated by reference.
37.
Filed with Post-Effective No. 27 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 28, 2021. As incorporated herein by reference.
38.
Filed with Post-Effective Amendment No. 4 to Registration Statement File No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. As incorporated herein by reference.
39.
Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-198314 on Form N-4 on October 31, 2014. As incorporated herein by reference.
40.
Filed with Form S-3 Registration Statement File No. 333-268428 filed on November 17, 2022.
41.
Filed with Form S-3A Registration Statement File No. 333-268428 filed on March 27, 2023.
42.
Filed with Post-Effective Amendment No. 18 to the Registration Statement for Metropolitan Life Separate Account E on Form N-4 File No. 333-153109 filed April 21, 2022. As incorporated herein by reference.
43.
Filed herewith.

Item 28. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166
Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Carla Harris Senior Client Advisor Morgan Stanley 200 Park Avenue New York, NY 10166	Director
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson Partner Paul, Weiss, Rifkind, Wharton & Garrison LLP 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer

NAME	POSITIONS WITH DEPOSITOR
Bill Pappas	Executive Vice President, Global Technology & Operations
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2022
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2022. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	MLIC CB Holdings LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MLIC Asset Holdings LLC (DE)
	6.	ML Bellevue Member, LLC (DE)
	7.	ML Clal Member, LLC (DE)
	8.	CC Holdco Manager, LLC (DE)
	9.	Euro CL Investments, LLC (DE)
	10.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	11.	6104 Hollywood, LLC (DE)
	12.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	13.	MetLife Securitization Depositor LLC (DE)
	14.	WFP 1000 Holding Company GP, LLC (DE)
	15.	MTU Hotel Owner, LLC (DE)
	16.	MetLife Water Tower Owner LLC
	17.	Missouri Reinsurance, Inc. (CYM)
	18.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

	a.	The Building at 575 Fifth Retail Holding LLC (DE)
		1)	The Building at 575 Fifth Retail Owner LLC (DE)
19.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital
Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

		1)	Met Canada Solar ULC (CAN)
20.	Plaza Drive Properties, LLC (DE)
21.	White Oak Royalty Company (OK)
22.	Metropolitan Tower Realty Company, Inc. (DE)
23.	Midtown Heights, LLC (DE)
24.	MetLife Legal Plans, Inc. (DE)
	a.	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
25.	MetLife Next Gen Ventures, LLC (DE)
26.	MetLife Properties Ventures, LLC (DE)
27.	MET 1065 HOTEL, LLC (DE)
28.	ML MMIP Member, LLC (DE)
29.	Transmountain Land & Livestock Company (MT)
30.	MEX DF Properties, LLC (DE)
31.	PREFCO Fourteen, LLC (DE)
32.	ML HS Member LLC (DE)
33.	MetLife Tower Resources Group, Inc. (DE)
34.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
35.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	c.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
36.	Corporate Real Estate Holdings, LLC (DE)
37.	St. James Fleet Investments Two Limited (CYM)
	a.	OMI MLIC Investments Limited (CYM)
38.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
39.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest
40.	ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company
41.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by MLIC and 10.16% by Metropolitan Tower Life Insurance Company.

42.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
43.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
44.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
45.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
46.	Haskell East Village, LLC (DE)
47.	ML Sloan’s Lake Member, LLC (DE)
48.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
49.	ML Terminal 106 Member, LLC (DE)
50.	Boulevard Residential, LLC (DE)
51.	MetLife Ontario Street Member, LLC (DE)
52.	Pacific Logistics Industrial South, LLC (DE)
53.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
54.	METLIFE ACOMA OWNER, LLC (DE)
55.	1201 TAB Manager, LLC (DE)
56.	MetLife 1201 TAB Member, LLC (DE)
57.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
58.	ML 300 THIRD MEMBER LLC (DE)
59.	MNQM TRUST 2020 (DE)
60.	MetLife RC SF Member, LLC (DE)
61.	Oconee Hotel Company, LLC (DE)
62.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
63.	ML Hudson Member, LLC (DE)
64.	MLIC Asset Holdings II LLC (DE)
65.	MCJV, LLC (DE)
66.	ML Sentinel Square Member, LLC (DE)
67.	MetLife THR Investor, LLC (DE)
68.	ML MATSON MILLS MEMBER LLC (DE)
69.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
70.	Southcreek Industrial Holdings, LLC (DE)
71.	ML OMD Member, LLC (DE)
72.	MetLife OFC Member, LLC (DE)
73.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
74.	MetLife 425 MKT Member, LLC (DE)

75.
MetLife GV Owner LLC (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan GHV (Hotel) Fund LP.;
MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC, (ii) 10.027182% by MTL GV Owner
LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

76.	MMP OWNERS III, LLC (DE)
	a.	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
		1)	MMP HOLDINGS III, LLC (DE)
			a)	MMP CEDAR STREET REIT, LLC (DE)
				(1)	MMP CEDAR STREET OWNER, LLC (DE)
			b)	MMP SOUTH PARK REIT, LLC (DE)
				(1)	MMP SOUTH PARK OWNER, LLC (DE)
			c)	MMP OLIVIAN REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
77.	MC Portfolio JV Member, LLC (DE)
78.	Pacific Logistics Industrial North, LLC (DE )
79.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
80.	ML One Bedminster, LLC (DE)
81.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
82.	ML-AI MetLife Member 3, LLC (DE)
83.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
84.	ML-AI MetLife Member 5, LLC (DE)
85.	MetLife HCMJV 1 GP, LLC (DE)
86.	MetLife HCMJV 1 LP, LLC (DE)
87.	ML Corner 63 Member, LLC (DE)
88.	MCRE BLOCK 40, LP (DE)
89.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
90.	MetLife Japan US Equity Owners LLC (DE)
91.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
92.	MMP Owners, LLC (DE)
93.	10700 Wilshire, LLC (DE)
94.	Chestnut Flats Wind, LLC (DE)
95.	ML Terraces, LLC (DE)
96.	Viridian Miracle Mile, LLC (DE)
97.	MetLife Boro Station Member, LLC (DE)
98.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (U.S.) LLC (DE)
		1)	LHC Holdings (U.S.) LLC (DE)
			a)	LHCW Hotel Holdings LLC (DE)
				(1)	LHCW Hotel Holdings (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
99.	White Tract II, LLC (DE)

	100.	MetLife 1007 Stewart, LLC (DE)
	101.	MetLife OBS Member, LLC (DE)
	102.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	103.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	104.	MCPP Owners, LLC (DE)
	105.	MetLife Chino Member, LLC (DE)
	106.	MetLife 8280 Member, LLC (DE)
	107.	MetLife Campus at SGV Member LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	WDV Acquisition Corp, (DE)
				a)	Davis Vision, Inc. (NY)
(1) Versant Health Lab, LLC (DE)
(2) DavisVision IPA, Inc. (NY)
		b.	Superior Vision Holdings, Inc. (DE)
			1)	Superior Procurement, Inc. (DE)
			2)	Superior Vision Services, Inc. (DE)
				a)	Superior Vision Insurance, Inc. (AZ)
		c.	Block Vision Holdings Corporation (DE)
			1)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
			2)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
			3)	Vision 21 Physician Practice Management Company (FL)
			4)	Superior Vision Benefit Management, Inc. (NJ)
				a)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
				b)	Block Vision of Texas, Inc. (TX)
				c)	UVC Independent Practice Association, Inc. (NY)
				d)	MEC Health Care, Inc. (MD)
				e)	Superior Vision of New Jersey, Inc. (NJ)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)

	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company GmbH (Swiss)
		a.	MetLife, LIfe Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
		b.	MetLife Global Holding Company II GmbH (Swiss)
			1)	MetLife Investment Management Holdings (Ireland) Limited (Ireland) and subsidiaries
			2)	Closed Joint-Stock Company Master-D (Russia)
3)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services
Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.

4)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

			5)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
			6)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
7)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by
MetLife Global Holding Company I GmbH (Swiss).

				a)	Fundación MetLife Mexico, A.C.
			8)	MetLife International Holdings, LLC (DE)
				a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica,
S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.

(2) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
				b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
(1) MAXIS Services, LLC (DE)
(a) MAXIS Insurance Brokerage Services, Inc. (DE)
				c)	MetLife Asia Limited (Hong Kong)
				d)	MetLife International Limited, LLC (DE)
				e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

	g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
	h)	MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
		(1)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
			(a)	MetLife Insurance Company of Korea, Ltd.
				i.	MetLife Financial Services, Co., Ltd. (South Korea)
			(b)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
				i.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
				ii.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				iv.	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
		(3)	MetLife Ireland Treasury d.a.c (Ireland)
			(a)	MetLife General Insurance Limited (Australia)
			(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
				i.	MetLife Services Pty Limited (Australia)
				ii.	MetLife Investments Pty Limited (Australia)
[1]
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment
Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited
(“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.

	i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem
Holdings, LLC.

	m)	PNB MetLife India Insurance Company Limited -46.87% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora
de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by
Natiloportem Holdings, LLC.

9)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
	a)	MetLife Investments Asia (Hong Kong)
	b)	MetLife Investments Limited (England/UK)
	c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
	d)	MetLife Investment Management Europe Limited (Ireland)
	e)	Affirmative Investment Management Partners Ltd (UK)
	f)	Affirmative Investment Management Australia Pty Ltd (Australia)

				g)	Affirmative Investment Management Japan K.K. (Japan)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

			1)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
a)
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Adminis-
tradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile
Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
			1)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
2)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,

3)
MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife
International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.

4)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited,

5)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited,

6)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

7)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

	8)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Bellevue Manager, LLC (DE)
j.	1350 Eye Street Manager, LLC (DE)
k.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life
Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746)
owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

a)
MetLife Core Property REIT, LLC (DE) - MetLife Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP
SoCal Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The
Palms at Doral, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC;
MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal
Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial – Bernardo, LLC;
MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble
Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B,
LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco,
LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings,
LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP
Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames
Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC;
MCP- Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP
Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF-
Needham, LLC (100%); 60 11th Street, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member,
LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver
Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle Gateway Industrial II, LLC;
MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Burnside Member, LLC;
MCP Vance Jackson, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue
Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center
Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member,
LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP Hub I, LLC; MCP Hub I Property,
LLC (100%); MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain
Technology Center Venture, LLC (100%); MCP 38th West Highland, LLC; Mountain Technology Center A,
LLC; Mountain Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology
Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce
Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue
Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC
(79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LLC; MCP 50-60 Binney,
LLC; MCP HH Hotel LB, LLC; MCP HH Hotel TRS, LB, LLC (100%); MCP Rausch Creek Logistics Center
Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP 249 Industrial Business Park,
LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley Boulevard Industrial Member,
LLC (100%); MCP Key West, LLC; MCP West Fork, LLC; MCP Broadstone, LLC; MCP Ranchero Village MHC
Member, LLC; MCP Block 23 Residential Owner, LLC; MCP Financing, LLC; MCP Longhaven Estates
Member, LLC.

		b)	MetLife Core Property Holdings, LLC (DE)
			(1)	MCP Property Management, LLC (DE)

			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
l.	MetLife Senior Direct Lending GP, LLC (DE)
	1)	MetLife Senior Direct Lending Fund, LP (CYM)
		a)	MetLife Senior Direct Lending Finco, LLC (DE)
			(1)	MetLife Senior Direct Lending Holdings, LP (DE)
	2)	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
m.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea
Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
				(a)	MCMIF Holdco I, LLC (DE)
				(b)	MCMIF Holdco II, LLC (DE)
				(c)	MCMIF Holdco III, LLC (DE)
n.	MIM Campus at SGV Manager, LLC (DE)
o.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life
Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
p.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”). The
interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P. is
the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds 0.0001%
of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

q.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.

r.	MetLife Loan Asset Management LLC (DE)
s.	MIM CM Syndicator LLC (DE)
t.	MetLife MMPD II Special, LLC (DE)

u.	ML - URS Port Chester SC Manager, LLC (DE)
v.	Hampden Square Manager LLC (DE)
w.	MLIA SBAF Manager, LLC (DE)
x.	MLIA SBAF Colony Manager LLC (DE)
y.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
z.	MIM Rincon Manager, LLC (DE)
aa.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) -MetLife Middle Market Private Debt Parallel GP,
LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

bb.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property Management,
LLC; MEC Whiteland Logistics,LLC.

cc.	GV Venture Manager LLC (DE)
dd.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC, (ii)
10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

ee.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short
Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

	3)	MetLife Long Short Credit Parallel Fund, LP (CYM) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
ff.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II,LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). MetLife Middle Market Private
Debt II Rated Fund, LP owns 95.37% and the General Partner owns 0.44% with the remainder held by MetLife employees.

gg.	MIM OMD Manager LLC (DE)
hh.	MetLife Japan US Equity Fund GP LLC (DE)

1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

(1) MetLife ConSquare Member, LLC (DE)
(2) MREF 425 MKT, LLC (DE)
	ii.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the non-member manager of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

	jj.	MIM Alder Avenue Industrial Manager, LLC (DE)
	kk.	MIM Valley Boulevard Industrial Manager, LLC (DE)
	ll.	MIM Intersect Manager, LLC (DE)
	mm.	Water Tower Manager LLC (DE)
	nn.	MMIP Manager, LLC (DE)
	oo.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
	pp.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
	qq.	MIM Cooperative Manager, LLC (DE)
	rr.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 59.3% of the Fund. The remainder is held by third parties.

	ss.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by
Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC. The remainder is held by a third party.

H.	Delaware American Life Insurance Company (DE)
I.	Cova Life Management Company (DE)
J.	MetLife Consumer Services, Inc. (DE)
K.	MetLife Global, Inc. (DE)
L.	MetLife Global Benefits, Ltd. (CYM)
M.	Newbury Insurance Company, Limited (DE)
N.	MetLife European Holdings, LLC (DE)
O.
Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

P.	MetLife Reinsurance Company of Charleston (SC)
Q.	MetLife Capital Trust IV (DE)
R.	MetLife Home Loans, LLC (DE)
S.	MetLife Pet Insurance Solutions, LLC (KY)
T.	Metropolitan General Insurance Company (RI)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	MetLife Reinsurance Company of Vermont (VT)

W.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
			1)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			2)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.
X.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 30. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the "Underwriter")), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S
(b)
MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.
Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President
Bradd Chignoli 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Robert Stanek 200 Park Avenue New York, NY 10166	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Michelle Klotzbach 200 Park Avenue New York, NY 10166	Vice President
Aaron McClain 200 Park Avenue New York, NY 10166	Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer

Name and Principal Business Address	Positions and Offices With Underwriter
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$67,950,273	$0	$0	$0
Item 32. Location of Account and Records.
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166
MetLife, 18210 Crane Nest Drive, Tampa, FL 33647
MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166
Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation.
The undersigned Depositor hereby represents that the fees and charges deducted under the variable annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Depositor.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the in the City of New York, and State of New York, on this 20th day of April, 2023.
Metropolitan Life Separate Account E (Registrant)
By:	Metropolitan Life Insurance Company (Depositor)
By:	/s/ Michael Schmidt
Michael Schmidt
Vice President

Metropolitan Life Insurance Company (Depositor)
By:	/s/ Michael Schmidt
Michael Schmidt
Vice President

Signatures
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 20, 2023.
Signature	Title
*	Chairman of the Board and Director
R. Glenn Hubbard
*	President, Chief Executive Officer and Director
Michel A. Khalaf
*	Executive Vice President and Chief Financial Officer
John Dennis McCallion
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Director
Cheryl W. Grisé
*	Director
Carlos M. Gutierrez
*	Director
Carla A. Harris
*	Director
Gerald L. Hassell
*	Director
David L. Herzog
*	Director
Jeh Charles Johnson
*	Director
Edward J. Kelly, III
*	Director
William E. Kennard
*	Director
Catherine R. Kinney

Signature	Title
*	Director
Diana McKenzie
*	Director
Denise M. Morrison
*	Director
Mark A. Weinberger

By:	/s/ Robin Wagner
Robin Wagner Attorney-in-Fact April 20, 2023
*
Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.